                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

         Filed by the Registrant    X

         Filed by a Party other than the Registrant

         Check the appropriate box:

                  Preliminary Proxy Statement  Confidential, For Use of the
                                               Commission Only (as permitted by
                                               Rule 14A-6(e)(2))


         X        Definitive Proxy Statement

                  Definitive Additional Materials

                  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            PENN OCTANE CORPORATION
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):


         X        No fee required

                  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:

         (2)      Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

                  Fee paid previously with preliminary materials:

                  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount previously paid:

         (2)      Form, Schedule or Registration Statement no.:

         (3)      Filing Party:

         (4)      Date Filed:

                            PENN OCTANE CORPORATION
                            900 VETERANS BOULEVARD
                         REDWOOD CITY, CALIFORNIA 94063



                                 May 9, 1997

To Our Stockholders:


         You are cordially invited to attend the 1997 Annual Meeting of Stockholders of Penn Octane Corporation (the "Company") to be held at our offices at 900 Veterans Boulevard, Redwood City, California 94063, at 10:00 a.m. on May 29, 1997.



         The matters to be acted upon at the meeting include (i) the election of the Board of Directors, (ii) the amendment of the Company's Restated Certificate of Incorporation to authorize an aggregate of 5,000,000 shares of a new class of senior preferred stock, (iii) the amendment of the Company's By-Laws to allow the Board of Directors to amend the By-Laws and take certain other action without first obtaining the consent of a majority of stockholders, and to make certain other changes, (iv) the approval and ratification by stockholders of certain transactions approved by the Board of Directors, and (v) the ratification of Burton McCumber & Prichard, L.L.P. as the Company's auditors for the fiscal year ending July 31, 1997, all as described in detail in the Notice of Annual Meeting of Stockholders, Proxy Statement and proxy card that are enclosed with this letter.


         It is important that you use this opportunity to participate in the Company's affairs by voting on the business to come before this meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE PREPAID ENVELOPE PRIOR TO THE MEETING. Returning the proxy card will not deprive you of your right to attend the meeting and to vote your shares in person.

         We look forward to seeing you at the meeting.

                                             Sincerely,

                                             /s/ Jerome B. Richter

                                             Jerome B. Richter
                                             Chairman of the Board of Directors

                            PENN OCTANE CORPORATION
                            900 VETERANS BOULEVARD
                         REDWOOD CITY, CALIFORNIA 94063

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Penn Octane Corporation:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Penn Octane Corporation (the "Company") will be held at the Company's offices at 900 Veterans Boulevard, Redwood City, California 94063, on May 29, 1997, at 10:00 a.m. for the following purposes:


         1. To elect seven directors to the Board of Directors of the Company.

         2. To approve an amendment to the Company's Restated Certificate of Incorporation to authorize 5,000,000 shares of a new class of senior preferred stock of the Company.

         3. To approve an amendment to the Company's By-Laws to allow the Board of Directors to amend the By-Laws and to take certain other action without first obtaining the consent of a majority of stockholders, and to make certain other changes.

         4. To approve and ratify certain transactions approved by the Board of Directors.


         5. To ratify the appointment of Burton McCumber & Prichard, L.L.P. as the independent auditors for the Company for the fiscal year ending July 31, 1997.


         6. To transact such other business as may properly come before the meeting or any adjournment thereof.


         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only stockholders of record at the close of business on April 18, 1997 are entitled to notice of and to vote at the meeting or any adjournment thereof.

                                             By Order of the Board of Directors


                                             /s/ Jorge R. Bracamontes


Redwood City, California                     Jorge R. Bracamontes

May 9, 1997                                  Secretary


WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE PREPAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE ANNUAL MEETING. YOU MAY REVOKE THE PROXY AT ANY TIME PRIOR TO ITS EXERCISE. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON.

                            PENN OCTANE CORPORATION
                            900 VETERANS BOULEVARD
                         REDWOOD CITY, CALIFORNIA 94063

                                ----------------

                                PROXY STATEMENT

                                ----------------

                         ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 29, 1997

                                ----------------


         This Proxy Statement and the accompanying form of proxy were first mailed to stockholders on or about May 9, 1997.


             INFORMATION REGARDING VOTING, PROXIES AND THE MEETING

DATE, TIME AND PLACE OF MEETING

         The accompanying proxy is solicited on behalf of the Board of Directors of Penn Octane Corporation, a Delaware corporation (the "Company"), for use at the 1997 Annual Meeting of Stockholders of the Company to be held at the Company's offices at 900 Veterans Boulevard, Redwood City, California 94063, on May 29, 1997, at 10:00 a.m. (the "Meeting").


RECORD DATE; OUTSTANDING SHARES; QUORUM

         Only holders of record of the Company's Common Stock, $0.01 par value (the "Common Stock"), at the close of business on April 18, 1997 (the "Record Date") will be entitled to notice of and to vote at the Meeting. At the close of business on the Record Date, the Company had approximately 8,319,286 shares of Common Stock outstanding and entitled to vote, held by approximately 340 stockholders of record. A majority of the shares of the issued and outstanding Common Stock entitled to vote at such Meeting, present in person or by proxy at the Meeting, will constitute a quorum for the transaction of business. Proxies marked to abstain from voting on a proposal or to withhold authority to vote on a matter and broker non-votes (as defined below) will be included in determining the presence of a quorum.


VOTING RIGHTS; VOTING OF PROXIES

         Holders of the Company's Common Stock are entitled to one vote for each share held as of the Record Date. Cumulative voting for directors is not permitted.


         If a stockholder abstains on any matter, the stockholder's shares will not be voted, which will have the same legal effect as a vote "against" the matter. If a stockholder returns a duly executed proxy card and no choice is specified, the stockholder's shares will be voted in favor of each nominee for election as a director and for Proposals No. 2, No. 3, No. 4 and No. 5 on the proxy card and at the discretion of the proxyholder with respect to any other matter as may properly be brought before the Meeting or an adjournment thereof.


         In the event that a broker, bank, custodian, nominee or other record holder of the Common Stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular matter (a "broker non-vote"), such shares will not be counted as shares entitled to vote with respect to that matter, and therefore will have no effect on the outcome of the vote with respect to Proposals No. 1 and No. 5, but will have the effect of a vote against Proposals No. 2, 3 and 4. Broker non-votes will, however, be counted toward the establishment of a quorum.

         With regard to Proposal No. 1 below, directors will be elected by a plurality of the votes cast by the shares present in person or represented by proxy and entitled to vote at the Meeting, assuming a quorum is present. With regard to Proposals No. 2, No. 3 and No. 4 below, the affirmative vote of the holders of a majority of the issued and outstanding shares of the Common Stock of the Company is required for approval. With regard to Proposal No. 5, the affirmative vote of a majority of the issued and outstanding shares of Common Stock of the Company, present in person or by proxy and entitled to vote at the Meeting, is required for approval, assuming a quorum is present.



         One stockholder, Jerome B. Richter, Chairman of the Board, President and Chief Executive Officer of the Company, who holds 46.90% of the issued and outstanding shares of Common Stock of the Company, has indicated his intention to vote his shares in favor of each of the nominees set forth in Proposal No. 1 and FOR each of Proposals No. 2, No. 3, No. 4 and No. 5.


SOLICITATION AND VOTING OF PROXIES

         The proxy card accompanying this Proxy Statement is solicited on behalf of the Board of Directors of the Company for use at the Meeting. Stockholders are requested to complete, date and sign the accompanying proxy card and promptly return it in the accompanying postage prepaid envelope or otherwise mail or deliver it to the Company c/o American Securities Transfer, 938 Quail Street, Suite 101, Lakewood, Colorado 80215. All proxy cards that are properly executed and returned, and that are not revoked prior to their use, will be voted at the Meeting in accordance with the instructions indicated therein or, if no direction is indicated, in favor of the election to the Company's Board of Directors of each of the nominees listed in Proposal No. 1 below and in favor of Proposals No. 2, No. 3, No. 4 and No. 5. To the best knowledge of the Company's Board of Directors, no other matters are to be brought before the Meeting. As to any business that may properly come before the Meeting, however, it is intended that proxy cards in the form enclosed will be voted in respect of the election of directors and each other proposal in accordance with the judgment of the persons holding such proxies.


         The expenses of soliciting proxies to be voted at the Meeting will be paid by the Company. Following the original mailing of the proxies and other soliciting materials, the Company, its officers and employees and/or its agents may also solicit proxies by mail, telephone, telegraph, telecopy or in person. The Company will request that the brokers, custodians, nominees and other record holders forward copies of the Proxy Statement, proxy card and any other soliciting materials to persons for whom they hold shares of Common Stock and request authority for the exercise thereof. In such cases, the Company, upon the request of the record holders, will reimburse such holders for their reasonable expenses incurred in forwarding such proxies.

REVOCATION OF PROXIES

         Any person signing a proxy card in the form accompanying this Proxy Statement has the power to revoke it prior to the Meeting or at the Meeting prior to the vote. A Company stockholder who has given a proxy may revoke it at any time before it is exercised at the Meeting by (i) delivering to the Secretary of the Company (by any means, including facsimile) a written notice, bearing a date later than the proxy, stating that the proxy is revoked; (ii) signing and delivering a subsequent proxy relating to the same shares of Common Stock and bearing a later date prior to the vote at the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not, by itself, revoke a proxy). Please note, however, that if a stockholder's shares of Common Stock are held of record by a broker, bank or other nominee and that stockholder wishes to vote at the Meeting, the stockholder must bring to the Meeting a valid proxy from the broker, bank or other nominee authorizing the stockholder to vote on behalf of the record holder.

                     PROPOSAL NO. 1 - ELECTION OF DIRECTORS

         The Board of Directors of the Company is presently composed of seven members, with each director serving until the next annual meeting of stockholders and until their successor is duly elected and qualified or until such director's earlier resignation or removal.


         At the Meeting, the following seven persons will be nominated for election to the Board of Directors: Jerome B. Richter, Ian T. Bothwell, Jorge
R. Bracamontes, John P. Holmes, Kenneth G. Oberman, Stewart J. Paperin and John
H. Robinson. All of such nominees are currently directors of the Company.

Shares represented by the accompanying proxy will be voted for the election of each of these nominees unless the proxy is marked in such a manner as to withhold authority so to vote. If any nominee for any reason is unable to serve or for good cause will not serve, the proxy may be voted for such substitute nominee as the proxy holder may determine. The Company is not aware of any nominee who will be unable to or for good cause will not serve as a director. Directors will be elected by a plurality of the votes of the issued and outstanding shares of Common Stock of the Company present in person or represented by proxy and entitled to vote at the Meeting, assuming a quorum is present.


DIRECTORS/NOMINEES

         The names of the Company's directors, including the nominees, and certain information about them are set forth below:

                                                                       Director
Name of Director        Age          Principal Occupation               Since
----------------        ---          --------------------               -----

Jerome B. Richter       61   Chairman of the Board, President           1992
                             and Chief Executive Officer of the
                             Company

Ian T. Bothwell         37   Vice President, Treasurer, Assistant       1997
                             Secretary and Chief Financial
                             Officer of the Company

Jorge R. Bracamontes    32   Executive Vice President and               1996
                             Secretary of the Company

John P. Holmes          58   President and Chief Executive              1996
                             Officer of John P. Holmes and Co.,
                             a private investment company

                                                                       Director
Name of Director        Age          Principal Occupation               Since
----------------        ---          --------------------               -----

Kenneth G. Oberman      34   Vice President of Fujitsu Computer         1992
                             Products of America, Mobile/
                             Desktop Business Unit, a computer
                             peripherals company



Stewart J. Paperin      48   Managing Director of Lionrock              1996
                             Partners Ltd., a management
                             consulting and investment firm,
                             and Managing Director of Capital

                             Resources East, a management
                             consulting firm


John H. Robinson        73   Vice Chairman of Commonwealth              1996
                             Associates, an investment banking
                             firm

         Each of the nominees, if elected, will serve until the next Annual Meeting of Stockholders and until his successor has been elected and qualified or until his earlier resignation or removal.


         JEROME B. RICHTER founded the Company and served as its Chairman of the Board and Chief Executive Officer from the date of its organization in August 1992 to December 1994, when he resigned from the positions of Chairman of the Board and Chief Executive Officer and became Secretary and Treasurer of the Company, positions he held until his resignation on August 1, 1996. Effective October 29, 1996, Mr. Richter was elected Chairman of the Board, President and Chief Executive Officer of the Company.



         IAN T. BOTHWELL was elected as Vice President, Treasurer, Assistant Secretary and Chief Financial Officer of the Company on October 29, 1996 and a director of the Company on March 25, 1997. Since July 1993, Mr. Bothwell has been a principal of Bothwell & Asociados, S.A. de C.V., a Mexican management consulting and financial advisory company that was founded by Mr. Bothwell in 1993 and specializes in financing Mexican infrastructure projects. During the period February 1992 through November 1993, Mr. Bothwell was a senior manager with Ruiz, Urquiza y Cia., S.C., the Mexican affiliate of Arthur Andersen L.L.P., an accounting firm. From 1987 through 1992, Mr. Bothwell was Controller and Director of Financial Analysis for Brooke Management Inc., a management company which is an affiliate of Brooke Group Ltd., a financial services and investment company.



         JORGE R. BRACAMONTES was elected as a director of the Company in February 1996. Effective October 29, 1996, he was elected Executive Vice President and Secretary of the Company. Mr. Bracamontes also serves as President and Chief Executive Officer of Penn Octane S.A. de C.V., a Mexican company and affiliate of the Company. Prior to joining the Company, Mr. Bracamontes was General Counsel for Environmental Matters at Petroleos

Mexicanos, the Mexican national oil company ("PEMEX"), for the period from May 1994 to March 1996. During the period from November 1992 to May 1994, Mr. Bracamontes was legal representative for PEMEX in New York, New York. From May 1990 to November 1992, Mr. Bracamontes served as in-house counsel for PEMEX in

Houston, Texas.



         JOHN P. HOLMES was elected as a director of the Company in February 1996. Since 1991, Mr. Holmes has served as President and Chief Executive Officer of John P. Holmes and Co., a private investment company. Mr. Holmes is also a member of the Board of Directors of Village Green Books, an operator of retail bookstores.



         KENNETH G. OBERMAN has been a director of the Company since its organization in August 1992. Since 1997, Mr. Oberman has been a Vice President of Fujitsu Computer Products of America, a San Jose, California-based computer peripherals company. From 1996 to 1997, he was Senior Director of Fujitsu Computer Products of America. From 1994 through 1995, Mr. Oberman held the position of business unit manager for Conner Peripherals, a computer peripherals company, in San Jose, California. During the period from 1992 through 1994, Mr. Oberman served as Vice President of International Economic Development Corporation in Moscow, Russia, a consulting company to the Ministry of Sports involved in the sale of sporting goods and sports apparel. From 1989 through 1992, Mr. Oberman was employed by Conner Peripherals, where he was a sales and world accounts manager.


         STEWART J. PAPERIN was elected as a director of the Company in February 1996. Mr. Paperin has been Managing Director of Lionrock Partners Ltd., a management consulting and investment firm, and Managing Director of Capital Resources East, a management consulting firm, since 1993. From 1990 to 1993, Mr. Paperin served as President of Brooke Group International, an international trading company and a subsidiary of Brooke Group Ltd., a financial services and investment company.


         JOHN H. ROBINSON was elected as a director of the Company in February 1996. Since 1993, Mr. Robinson has served as Vice Chairman of Commonwealth Associates, an investment banking firm. Prior to 1993 Mr. Robinson served as Chairman of the Harper Group, an international transportation and information management company. Mr. Robinson is also a member of the Board of Directors of Lukens Medical Corp., a specialized medical products company.



         Mr. Oberman is Mr. Richter's son. There are no other family relationships among the Company's officers and directors.




BOARD OF DIRECTORS' MEETINGS AND COMMITTEES


         The Board of Directors met two times during the fiscal year ended July

31, 1996 (sometimes referred to herein as "fiscal 1996"). During fiscal 1996, each incumbent director attended at least 75% of the total number of meetings of the Board of Directors. There were no committees of the Board of Directors in fiscal 1996.


         In March 1997, the Company established an audit committee (the "Audit Committee") consisting of Messrs. Stewart J. Paperin, John H. Robinson and John
P. Holmes. The Audit Committee is composed entirely of outside directors who are independent of the management of the Company and are free from any relationships that in the opinion of the Board of Directors would interfere with their exercise of independent judgment. The Audit Committee recommends the engagement or termination of independent auditors and reviews the scope of their services and reviews the Company's consolidated financial statements and the related audit. The Audit Committee is also charged with reviewing the internal audit function, including the scope and extent of internal audits and credit reviews and is responsible for investigations of any matter brought to its attention within its purview. The Audit Committee also reviews all reports of examination and management's responses and annually reviews transactions involving the Company and any director, executive officer or other affiliate.


         In March 1997, the Company established a compensation committee (the "Compensation Committee") consisting of Messrs. Jerome B. Richter, Stewart J. Paperin and John P. Holmes. The Compensation Committee makes recommendations concerning the election and reelection of officers, and approves all salary levels and incentive awards for all senior management officers, subject to ratification by the Board in the case of the Chairman of the Board, President and Chief Executive Officer of the Company.


         Other than reimbursement for out-of-pocket expenses incurred to attend Board and committee meetings, directors do not receive any compensation for their services as such.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES.

             PROPOSAL NO. 2 - AMENDMENT OF RESTATED CERTIFICATE OF
           INCORPORATION OF THE COMPANY AUTHORIZING 5,000,000 SHARES
                   OF A NEW CLASS OF SENIOR PREFERRED STOCK



REASONS FOR THE PROPOSAL

The Company currently has authorized 5,000,000 shares of preferred stock (the "Existing Preferred Stock") which may not be issued in series and all of the terms of which, including the dividend rate and conversion rate, are set forth in the Restated Certificate of Incorporation of the Company and may not be changed except by formal amendment of the Restated Certificate of Incorporation. As of the date of this Proxy Statement, 270,000 shares of Existing Preferred Stock were issued and outstanding. However, because of the difficulty of altering the terms of the Existing Preferred Stock to meet the needs of the Company in the current market, the Board has determined not to issue any additional shares of Existing Preferred Stock.

In these circumstances, the Board believes it is in the best interest of the Company and its shareholders to amend Article FOURTH of the Restated Certificate of Incorporation of the Company to authorize 5,000,000 shares, $0.01 par value per share, of a new class of "blank check" senior preferred stock (the "New Preferred Stock"). The text of the proposed amendment to the Restated Certificate of Incorporation of the Company is set forth in the Certificate of Amendment (the "Charter Amendment") which is attached as Exhibit A to this Proxy Statement.


The Board believes it advisable to authorize such shares of New Preferred Stock to have them available, among other things, for issuance in connection with acquisitions and general corporate purposes, including public or private offerings of shares for cash and stock dividends. The Board has made no determination with respect to the issuance of any shares of New Preferred Stock and has no present commitment, arrangement or plan which would require the issuance of such additional shares of New Preferred Stock in connection with an equity offering, merger, acquisition or otherwise.



The term "blank check" preferred stock refers to stock for which the board of directors of a corporation may fix or change the terms, including: (i) the division of such shares into series; (ii) the dividend or distribution rate;
(iii) the dates of payment of dividends or distributions and the dates from which they are cumulative; (iv) liquidation price; (v) redemption rights and price; (vi) sinking fund requirements; (vii) conversion rights; and (viii) restrictions on the issuance of additional shares of any class or series. As a result, the Board of Directors of the Company will, in the event of the approval of this proposal by the stockholders, be entitled to authorize the creation and issuance of up to 5,000,000 shares of New Preferred Stock in one or more series with such terms, limitations and restrictions as may be determined in the Board's sole discretion, with no further authorization by the Company's stockholders (except as may be required by applicable laws, regulatory authorities or the rules of any stock exchange on which the Company's securities are then listed).

The holders of shares of New Preferred Stock will have only such voting rights as are granted by law and authorized by the Board of Directors with respect to any series thereof. The Board of the Company will have the right to establish the relative rights of the New Preferred Stock in respect of dividends and other distributions and in the event of the voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company as compared with such rights applicable to the Common Stock, the Existing Preferred Stock and any other series of New Preferred Stock.

EFFECT OF AUTHORIZATION


It is not possible to state the effect of the authorization of the New
Preferred Stock upon the rights of holders of Common Stock or the Existing Preferred Stock until the Board determines the terms relating to one or more series of New Preferred Stock. However, such effects might include (i) the reduction of amounts otherwise available for payment of dividends on Common Stock or the Existing Preferred Stock, to the extent dividends are payable on any issued shares of New Preferred Stock, (ii) restrictions on dividends on Common Stock or the Existing Preferred Stock if dividends on New Preferred
Stock are in arrears, (iii) dilution of the voting power of the Common Stock and the Existing Preferred Stock and dilution of net income and net tangible book value per share of Common Stock as a result of any such issuance, depending on the number of shares issued and the purpose, terms and conditions of the issuance, and (iv) the holders of Common Stock and the Existing Preferred Stock not being entitled to share in the Company's assets upon liquidation until satisfaction of any liquidation preference granted to shares of New Preferred Stock.



Although the Company has no present commitment, arrangement or plan for the issuance of the New Preferred Stock, the authorized but unissued shares of such New Preferred Stock could be used to make a takeover or change in control in the Company more difficult. Under certain circumstances, rights granted upon issuance of shares of the New Preferred Stock could be used to create voting impediments or to discourage third parties seeking to effect a takeover or otherwise gain control of the Company.



If the Charter Amendment is adopted by the Company's stockholders, the Charter Amendment will become effective on the date it is filed with the Secretary of State of the State of Delaware, the Company's state of incorporation.


RECOMMENDATION OF THE COMPANY'S BOARD OF DIRECTORS; VOTE REQUIRED


The Company's Board of Directors has unanimously determined that the Charter Amendment is in the best interest of the Company and its stockholders and recommends that stockholders approve the Charter Amendment. Authorization of the Charter Amendment will require the affirmative vote of the holders of a majority of the issued and outstanding shares of Common

Stock of the Company. Abstentions and broker non-votes will each have the effect of a vote against the proposed Charter Amendment.



         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT OF THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION.

                 PROPOSAL NO. 3 - AMENDMENT AND RESTATEMENT OF
                             THE COMPANY'S BY-LAWS

         The Board of Directors has approved a resolution, subject to stockholder approval, to amend and restate the Company's By-Laws, among other things, to allow the Board of Directors of the Company to amend the By-Laws of the Company and to take certain other actions and to effect certain other matters by an affirmative vote of a majority of the Board of Directors. Presently, amendments to the Company's By-Laws and certain other actions require the vote of a majority of stockholders.

REASONS FOR THE PROPOSAL

         The Board believes it is in the best interests of the Company to amend and restate the Company's By-Laws to, among other things, allow the Board of Directors of the Company to amend the By-Laws of the Company and to take certain other actions and to effect certain other matters by an affirmative vote of a majority of the Board of Directors. The text of the proposed Amended and Restated By-Laws (the "New By-Laws") is attached as Exhibit B to this Proxy Statement. The text of the existing Amended and Restated By-Laws of the Company (the "Existing By-Laws") is attached as Exhibit C.

SUMMARY OF CHANGES

         Presently, Section 8 of Article II of the Existing By-Laws requires the affirmative vote of the holders of not less than half of the then issued and outstanding shares of the Common Stock in order for the Company to take any of the following actions:

         (a) the amendment, alteration, modification or repeal of the Restated Certificate of Incorporation or By-Laws of the Company;

         (b) the issuance, sale, grant, repurchase or redemption by the Company of any shares of the capital stock of the Company or other securities either convertible to capital stock of the Company or carrying the right to acquire capital stock of the Company;

         (c) the merger or consolidation of the Company with any person or entity;

         (d) the transfer or pledge, mortgage or grant of a security interest or other adverse right or encumbrance of or in all or substantially all of the assets of the Company;

         (e) the recapitalization of the Company;

         (f) the removal of a director of the Company whether with or without cause;

         (g) incurring of any indebtedness for borrowed money or guaranteeing the obligations of others, except for trade payables incurred by the Company in the ordinary course of business, accrued employee expenses, accrued taxes, reasonable reserves for losses and other contingencies and except for additional indebtedness in an amount not to exceed $100,000 in any single fiscal year;

         (h) the declaration, payment or making of any dividend or distribution with respect to either shares of the capital stock of the Company or other securities either convertible to capital stock of the Company or carrying the right to acquire capital stock of the Company, other than as provided in a stockholders agreement between the Company and all of its stockholders; and

         (i) any other matter requiring the approval or authorization of stockholders under Delaware law.


         The Board believes that the restrictions contained in Section 8 of
Article II of the Existing By-Laws, as set forth above, are inconsistent with the system of governance envisioned by the Delaware General Corporation Law, will result in significant delay and expense in the accomplishment of essential corporate activities and are detrimental to the efficient operation of the Company, and that it is in the best interest of the Company and its stockholders that the New By-Laws, which do not contain such restrictions (other than those restrictions required by applicable law and regulations), be approved by the stockholders.


         Presently, Section 2 of Article III of the Existing By-Laws provides that the number of directors which shall constitute the Board of Directors shall not be less than one nor more than ten and sets the initial size of the Board of Directors at five until changed, within such limits, by resolution of the Board or by the stockholders. Section 1 of Article III of the New By-Laws provides for the Board of Directors to be of such number as shall, from time to time, be determined by resolution of the Board of Directors, except to the extent that the number of directors is fixed by the stockholders of the Company, in which event, such number shall not be changed except by further vote of the stockholders. The Board of Directors believes that such an amendment will provide the Company with the flexibility to expand the Board to such size as it deems appropriate or necessary from time to time.



         Presently, Section 14 of Article III of the Existing By-Laws provides for the designation of one or more committees of the Board with such powers of the Board of Directors as shall be conferred in the designating resolution of the Board. Section 4 of Article III of the New By-Laws will restrict any committee of the Board of Directors with respect to its power to amend the Company's Restated Certificate of Incorporation, to adopt an agreement of merger or consolidation, to recommend to the stockholders a sale, lease or exchange of all or substantially all of the Company's property or a dissolution of the Company or a revocation of a dissolution, or to amend the New By-Laws of the Company and, unless expressly provided in a resolution of the Board as a whole, the power or authority to declare a dividend, authorize issuance of stock or adopt a certificate of ownership and merger. The Board of Directors believes such restrictions on the power of committees of the Board of Directors with respect to the above-listed actions to be in the best interest of the Company by requiring such actions to be taken with the full knowledge and approval of the whole Board.


         Presently, Section 11 of Article III of the Existing By-Laws provides that in the event of the removal of a director by the stockholders of the Company, the vacancy created must be filled by the affirmative vote of a majority in interest of the stockholders entitled to vote. Section 2 of Article III of the New By-Laws provides that any such vacancy created may, but need not be, filled by the vote of the stockholders; and, if not so filled by the stockholders, the remaining directors may fill such vacancy by a majority vote.


         Presently, Section 2 of Article VI of the Existing By-Laws allows for the closing of the stock transfer books of the Company in order to determine the stockholders entitled to notice of or to vote at any meeting of stockholders, or stockholders entitled to receive dividends, for a period not to exceed 60 days. The New By-Laws will not provide for the closing of the stock transfer books of the Company. The Board believes that the setting of a record date by resolution of the Board of Directors renders any closing of the stock transfer books unnecessary for purposes of making such determinations.

EFFECT OF AMENDMENT

         The Board believes that the adoption of the New By-Laws will provide the Company with more modern By-Laws which offer the flexibility to respond more effectively to the demands of the marketplace. Certain actions restricted by the Existing By-Laws require the vote of a majority of outstanding shares according to Delaware law or other applicable regulation and therefore will not be affected by the New By-Laws.

         The Board of Directors proposes that the stockholders approve the New By-Laws in their entirety in the form of Exhibit B to this Proxy Statement. If the New By-Laws are adopted by the Company's stockholders, they will become effective immediately.

RECOMMENDATION OF THE COMPANY'S BOARD OF DIRECTORS; VOTE REQUIRED


         The Company's Board of Directors has unanimously approved the amendment and restatement of the Company's By-Laws and has determined that the approval of the New ByLaws is in the best interest of the Company and its stockholders. It is intended that proxies not marked to the contrary will be voted in favor of the approval of the New By-Laws. Authorization of the amendment and restatement of the Company's Existing By-Laws will require the affirmative vote of the holders of a majority of the issued and outstanding shares of Common Stock of the Company. Abstentions and broker non-votes will each have the effect of a vote against the New By-Laws.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NEW BY-LAWS.

  PROPOSAL NO. 4 - SHAREHOLDER APPROVAL AND RATIFICATION OF CERTAIN TRANSACTIONS



         Since the adoption of the Existing By-laws in February 1995, the Board of Directors of the Company has approved certain private transactions which are described below involving the issuance of shares of Common Stock and warrants to purchase shares of Common Stock or the incurrence of indebtedness by the Company in amounts in excess of $100,000 (collectively, the "Transactions"), all of which have been or will be disclosed in accordance with the Company's reporting obligations under the Exchange Act.



DESCRIPTION OF TRANSACTIONS



         Effective March 1, 1995, the Company agreed to issue 200,000 shares of Common Stock at $2.00 per share to the Company's sales agent in lieu of any future commissions due under an agreement with such agent that was entered into during the year ended July 31, 1994 and which terminated on July 31, 1996.



         On April 12, 1995 and April 19, 1995, the Company issued 150,000 and 100,000 shares of Common Stock, respectively, at $2.00 per share to Samani Inc. and Regent Park Development in exchange for subscription agreements that were paid in full during May 1995.



         On July 5, 1995, the Company issued 165,000 shares of Common Stock at $2.00 per share to Turbotrade International in exchange for promissory notes that were paid in full as of August 23, 1995.



         On August 25, 1995, the Company entered into a one year contract with Encap Investments LC, an investment advisory firm, for future financial advisory services in exchange for 20,000 shares of Common Stock.



         In 1995, the Company issued warrants to purchase 15,000 shares of Common Stock at $2.50 per share to M.I. Garcia Cuesta, the wife of Jorge R. Bracamontes, in exchange for certain legal services performed by Mr. Bracamontes on behalf of the Company. Mr. Bracamontes became an officer and director of the Company in July 1996 and the warrants were exercised on March 26, 1997.



         On February 26, 1996, the Board of Directors issued to John P. Holmes, a director of the Company, 330,000 warrants to purchase 330,000 shares of Common Stock for $2.50 per share exercisable through February 8, 2000, in exchange for advisory services to be provided during that period.



         On February 26, 1996, the Board of Directors issued to Thomas P. Muse, former Chairman of the Board of the Company, 200,000 warrants to purchase 200,000 shares of Common Stock for $2.50 per share exercisable through February 29, 2000. The warrants were cancelled as part of the exchange described below.

         On March 1, 1996, the Company entered into a loan agreement with John
H. Robinson, a director of the Company, to borrow $500,000 in the form of subordinated indebtedness and, in connection therewith, issued warrants to purchase 50,000 shares of Common Stock at $5.00 per share exercisable through

February 28, 2001. This loan, which is secured by a lien against substantially all of the Company's terminal assets located at the Port of Brownsville, Texas, requires payment of interest at the rate of 10% per annum at maturity, with principal due in full on September 1, 1997, subject to certain pre-payment provisions. In connection with such transactions, Mr. Robinson became a director of the Company. On April 12, 1996, the Company borrowed an additional $500,000 from TRAKO International Company Limited, an organization affiliated with Mr. Robinson, under substantially similar terms, including the issuance to TRAKO of warrants to purchase 50,000 shares of Common Stock at $5.00 per share exercisable through April 11, 2001.



         On October 21, 1996, Thomas P. Muse resigned as a director and as Chairman of the Board of the Company. In connection with his resignation, the Company agreed to extend the exercise period of 42,856 warrants to purchase 42,856 shares of Common Stock of the Company at an exercise price of $2.50 per share, held by Mr. Muse for an additional three years. These warrants were cancelled as part of the exchange described below.



         In October 1996, Mark D. Casaday resigned as a director and President of the Company. In connection with his resignation, the Company agreed to extend the exercise period of 200,000 warrants to purchase 200,000 shares of Common Stock of the Company at an exercise price of $2.50 per share, held by Mr. Casaday for an additional three years. These warrants were cancelled as part of the exchange described below.



         On October 30, 1996, the Company borrowed $325,000 from four investors in exchange for promissory notes of like principal amount and 325,000 warrants to purchase shares of Common Stock of the Company exercisable at $3.00 per share exercisable through October 30, 1997. On March 25, 1997, the Board of Directors of the Company approved the exercise of such warrants by the investors and the issuance of 325,000 shares of Common Stock to such investors in exchange for cancellation of $325,000 of indebtedness plus interest accrued thereon and an aggregate cash payment of approximately $242,000 to the Company. As of the date hereof, 275,000 warrants to purchase shares of Common Stock of the Company have been exercised, $275,000 of such indebtedness (plus interest) has been cancelled and the Company has received approximately $205,000 in cash payments.



         In connection with the Company's plans to enter the compressed natural gas ("CNG") refueling business, on March 7, 1997, Wilson Acquisition Corporation ("WAC"), a newly formed wholly-owned subsidiary of the Company, and Wilson Technologies Incorporated ("Wilson"), a leading supplier of CNG refueling stations which is engaged in the business of selling, designing, manufacturing, installing and servicing CNG refueling stations and related products for use in the CNG industry throughout the world, entered into an Interim Operating Agreement ("Arrangement"). Under the terms of the Arrangement, effective as of February 17, 1997, WAC will be granted the right to use the Wilson name, technology and employees, subject to certain restrictions, as well as rights to perform contracts which Wilson has currently not begun to perform, in exchange for monthly payments of $84,000, and royalty payments of 5% on gross revenues. WAC will be entitled to all revenues earned by WAC and by certain businesses of Wilson commencing as of February 17, 1997. In addition, Zimmerman Holdings Inc. ("ZHI"), the parent of Wilson, has agreed to reimburse the Company for 50% of the net operating cash deficit of WAC, if any. WAC will also be entitled to use the Wilson premises as well as available inventory of Wilson in carrying out the business at a price of cost plus 10%. The Arrangement will terminate on the earlier to occur of 90 days from the date of the Arrangement or the closing of the Acquisition described below. If the Acquisition is not completed within 90 days, the Arrangement may be extended by WAC for up to three years.



         Simultaneously with Arrangement, the Company, WAC, Wilson and ZHI entered into a purchase agreement (the "Acquisition"), pursuant to which WAC will acquire certain of the assets of Wilson and all of the outstanding capital stock of ZH Canada Inc. ("ZH Canada") and Wilson Technologies de Mexico S.A. de C.V. ("Wilson Mexico"), each an affiliate of Wilson (the "Acquisition"). In connection with the Acquisition, (i) WAC will issue a Royalty Note, to be guaranteed by the Company, under which WAC is obligated to pay a 5% royalty to Wilson on revenues generated from WAC's provision of services and products in the compressed natural gas industry, up to $3 million, payable in cash or in restricted stock of the Company at a value equal to 80% of the market price per share of the common stock on NASDAQ on the last day of the quarter for which the royalty payment is due, subject to certain conditions more fully set forth on the Royalty Note, (ii) the Company will issue a one year 8.25% $220,000 Convertible Debenture to ZHI, convertible at the option of ZHI, into restricted shares of Company common stock at a conversion price equal to 80% of the average NASDAQ market price for the common stock over the immediately preceding twenty trading days, and (iii) the Company will agree to guarantee a 8.25% SG&A Note the amount of which will be determined upon closing and will become due thirty days thereafter to Wilson. The Acquisition is subject to several conditions, including obtaining satisfactory restructuring of all of Wilson's creditor obligations involving the consent of such creditors to the proposed Acquisition. Each of the Royalty Note and the Convertible Debenture contains registrations rights.



         In November 1996, the Company acquired the right to a Dina dealership (the "Dealership") which was conditionally granted to Mr. Roberto Keoseyan by Grupo Dina, S.A. de C.V., one of the largest bus and truck manufacturers in Mexico. In connection with the acquisition, the Company agreed to make certain monthly payments to Mr. Keoseyan and has agreed to issue Mr. Keoseyan 100,000 warrants to purchase 100,000 shares of Common Stock of the Company once the Dealership has been officially granted to the Company.



         On March 25, 1997, the Company ratified the execution and delivery of Exchange Agreements between the Company and Thomas P. Muse, Mark D. Casaday and Thomas A. Serleth, former officers and directors of the Company, providing for the exchange (i) by Muse of 242,856 warrants to purchase Common Stock for 55,195 shares of Common Stock, (ii) by Casaday of 200,000 warrants to purchase Common Stock for 50,000 shares of Common Stock; and (iii) by Serleth of 260,000 warrants to purchase Common Stock for 59,091 shares of Common Stock.



         On March 25, 1997, the Company agreed to adjust the exercise price of 50,000 warrants to purchase Common Stock held by Mr. Robinson and 50,000 warrants to purchase Common

Stock held by TRAKO International Company Limited to $2.50 from $5.00 per share. In all other respects, the terms of the warrants remains the same.


         On March 25, 1997, the Company approved the issuance to Mr. Jorge R. Bracamontes of 200,000 warrants to purchase shares of Common Stock of the Company at an exercise price of $3.625 per share of Common Stock, to be effective through the close of business on March 24, 2000.


         On March 25, 1997, the Company approved the issuance to Thomas G. Janik Associates, Inc. ("Janik") of 25,000 shares of Common Stock of the Company in exchange for the cancellation of $42,000 principal amount of indebtedness due Janik plus interest thereon.


         All of the securities issued in the foregoing transactions were issued in private transactions under circumstances which did not involve any public offering and were appropriately legended to reflect such fact.



REASONS FOR THE PROPOSAL


         Because the Existing By-Laws may require shareholder approval or authorization with respect to certain of the Transactions, the Board of Directors has determined that it is in the best interests of the Company to seek approval and ratification by the stockholders of the Transactions. None of the Transactions would require shareholder approval under the proposed New By-Laws.





RECOMMENDATION OF THE COMPANY'S BOARD OF DIRECTORS; VOTE REQUIRED



         The Company's Board of Directors unanimously determined that approval and ratification by the stockholders of the Transactions is in the best interest of the Company and its stockholders and recommends that stockholders approve and ratify the Transactions. It is intended that proxies not marked to the contrary will be voted in favor of the approval and ratification of the Transactions. Abstentions and broker non-votes will have the effect of a vote against approval and ratification of the Transactions. Approval and ratification of the Transactions will require the affirmative vote of the holders of a majority of the issued and outstanding shares of Common Stock of the Company.



THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL AND RATIFICATION OF THE TRANSACTIONS

                PROPOSAL NO. 5 - RATIFICATION OF APPOINTMENT OF
                              INDEPENDENT AUDITORS


         The Company has appointed Burton McCumber & Prichard, L.L.P. as its independent auditors to perform the audit of the Company's financial statements for the fiscal year ending July 31, 1997, and the stockholders are being asked to ratify such appointment. Representatives of Burton McCumber & Prichard, L.L.P. will be present at the Meeting, will have the opportunity to make a statement at the Meeting if they desire to do so and will be available to respond to appropriate questions.


         Ratification of the appointment of Burton McCumber & Prichard, L.L.P. as the Company's independent auditors for fiscal year 1997 will require the affirmative vote of the holders of a majority of the shares of Common Stock of the Company present in person or represented by proxy and entitled to vote at the Meeting, assuming a quorum is present.


         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF BURTON MCCUMBER & PRICHARD, L.L.P. AS THE COMPANY'S INDEPENDENT AUDITORS FOR FISCAL YEAR 1997.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT


         The following table sets forth certain information, as of April 18, 1997, regarding the beneficial ownership of the Company's Common Stock by (i) each stockholder known by the Company to beneficially own more than five percent of the Company's Common Stock, (ii) each director and nominee for director,
(iii) each person serving as an executive officer of the Company at the end of fiscal 1996, and (iv) all directors and executive officers as a group. The number of shares of Common Stock issued and outstanding on April 18, 1997 was 8,319,286 and all calculations and percentages are based on such number (other than percentages of ownership of Messrs. Bracamontes, Holmes and Robinson which include such number plus warrants held by such persons). The beneficial ownership indicated in the table includes shares of Common Stock subject to warrants held by the respective persons as of the date of this Proxy Statement that are exercisable on the date hereof or within 60 days thereafter. Unless otherwise indicated, each person has sole voting and sole investment power with respect to the shares shown as beneficially owned.



NAME AND ADDRESS                      AMOUNT AND NATURE OF
OF BENEFICIAL OWNER                   BENEFICIAL OWNERSHIP     PERCENT OF CLASS

-------------------                  -----------------------   ----------------

Jerome B. Richter                          3,902,000(1)               46.90%
Chairman of the Board, President,
Chief Executive Officer and Director
Penn Octane Corporation
900 Veterans Boulevard
Redwood City, CA


Kenneth G. Oberman                           89,000                    1.07%
Director
3562 Amber Drive
San Jose, CA


Stewart J. Paperin                           16,500                    *
Director
Lionrock Partners, Ltd.
14 East 60th Street
New York, NY

NAME AND ADDRESS                      AMOUNT AND NATURE OF
OF BENEFICIAL OWNER                   BENEFICIAL OWNERSHIP     PERCENT OF CLASS
-------------------                   --------------------     ----------------

Mark D. Casaday                               50,000(2)                *
Former President and Director
6819 Fawncliff Drive
Houston, TX



Thomas P. Muse                               140,909(3)              1.69%
Former Chairman
Muse, Stancil & Co.
100 McKinney Place
3131 McKinney Avenue
Dallas, TX



Thomas A. Serleth                             81,791(4)              *
Former Executive Vice President
and Director
55 Olive Avenue
Larkspur, CA


Ian T. Bothwell                                  0                   *
Vice President, Treasurer, Assistant
Secretary, Chief Financial Officer  and
Director
Penn Octane Corporation
5847 San Felipe, Suite 3420
Houston, TX

NAME AND ADDRESS                      AMOUNT AND NATURE OF
OF BENEFICIAL OWNER                  BENEFICIAL OWNERSHIP(1)   PERCENT OF CLASS
-------------------                  -----------------------   ----------------

Jorge R. Bracamontes                        225,000(5)              2.64%
Executive-Vice President, Secretary
and Director

Penn Octane de Mexico S.A. de C.V.
Diagonal San Antonio 838
Coli del Valle
Mexico, D.F.



John P. Holmes                              430,000(6)              4.97%
Director
47 Ram Island Road
Shelter Island Heights,
N.Y.



John H. Robinson                            112,500(7)              1.34%
Director
Commonwealth Associates
733 Third Avenue
New York, NY





As a group, the current officers and directors of the Company are beneficial owners of 4,145,000 shares or 49.82% of the voting securities of the Company excluding warrants held by members of such group and 4,775,000 shares or 53.36% of the voting securities of the Company including warrants so held.



--------
     *    Less than 1%.


(1) Includes 2,200,000 shares of Common Stock issued upon exercise of common stock purchase warrants on April 11, 1997. Includes 2,000 shares of Common Stock owned by Mrs. Richter.


(2) Mr. Casaday resigned as an officer and director of the Company in October, 1996. At that time he owned 130,000 shares of Common Stock and 200,000 shares of Common Stock were issuable to him upon the exercise of common stock purchase warrants. Subsequent to October 31, 1996, Mr. Casaday sold 130,000 shares of Common Stock and exchanged 200,000 warrants for 50,000 additional shares of Common Stock in a private transaction with the Company.


(3) Mr. Muse resigned as an officer and director of the Company in October, 1996. At that time he owned 85,714 shares of Common Stock and 242,856 shares of Common Stock were issuable to him upon exercise of common stock purchase warrants. Subsequent to October 31, 1997, Mr. Muse exchanged

     242,856 warrants for 55,195 additional shares of Common Stock in a private transaction with the Company.


(4) Mr. Serleth resigned as an officer and director of the Company in October, 1996. At that time he owned 22,700 shares of Common Stock and 260,000 shares of Common Stock were issuable to him upon exercise of common stock purchase warrants. Subsequent to October 31, 1996, Mr. Serleth exchanged 260,000 warrants for 59,091 additional shares of Common Stock in a private transaction with the Company.


(5) Includes 200,000 shares of Common Stock issuable upon exercise of common stock purchase warrants owned by Mr. Bracamontes and 15,000 shares of Common Stock owned by Mrs. Bracamontes.



(6) Includes 330,000 shares of Common Stock issuable upon exercise of common stock purchase warrants.



(7) Includes 100,000 shares of Common Stock issuable upon exercise of common stock purchase warrants.

                             EXECUTIVE COMPENSATION

         The following table sets forth annual and all other compensation, for services rendered in all capacities to the Company and its subsidiaries during each of the fiscal years indicated, of those persons who, at July 31, 1996, were
(i) the Company's Chief Executive Officer, and (ii) the other three most highly compensated executive officers (collectively, with the Chief Executive Officer, the "Named Executive Officers"). No other executive officer received compensation in excess of $100,000 during fiscal 1996. This information includes the dollar values of base salaries and certain other compensation, if any, whether paid or deferred. The Company does not grant stock appreciation rights and has no restricted stock, stock option or other long-term compensation plans. No bonuses were paid during or with respect to the fiscal years indicated.

SUMMARY COMPENSATION TABLE

                                                  Annual Compensation
                                           ---------------------------------
         Name And                                             Other Annual
    Principal Position            Year           Salary       Compensation
    ------------------            ----           ------       ------------



Jerome B. Richter,                1996          $132,923         None
Secretary Treasurer &             1995               (1)
Chief Executive Officer           1994               (1)
for portion of fiscal 1995 and
all of fiscal 1996


Mark D. Casaday,                  1996          $111,692         None
Former President and Director     1995           $78,312
                                  1994               (1)


Thomas A. Serleth,                1996          $101,308         None
Former Executive Vice             1995           $78,487
President  and Chief              1994           $28,000
Financial Officer for a
portion of fiscal 1995


Thomas P. Muse                    1996           $56,571         (2)
Former Chairman                   1995               (3)
of the Board                      1994               (3)



(1) No compensation was paid for services rendered by the Named Executive Officer in such fiscal year.


(2) On February 16, 1996, the Board of Directors granted 200,000 warrants to Mr. Muse to purchase 200,000 shares of common stock for $2.50 per share through February 29, 2000.



(3)      Not an officer of the Company during such year.

AGGREGATED WARRANT EXERCISES IN FISCAL 1996 AND WARRANT VALUES ON
JULY 31, 1996*



                                   Number Of
                                   Securities             Value Of
                                   Underlying            Unexercised
                                  Unexercised           In-The-Money
                                    Warrants              Warrants
                                At July 31, 1996      At July 31, 1996
                                  Exercisable/          Exercisable/
        Name                     Unexercisable          Unexercisable
        ----                     -------------          -------------

Jerome B. Richter                  2,300,000/0           $8,050,000/0 (1)

Mark D. Casaday                    200,000/0             $        0/0 (2)


Thomas A. Serleth                  260,000/0             $        0/0 (2)

Thomas P. Muse                     42,856/0              $        0/0 (2)


*    No warrants were exercised by the Named Executive Officers in fiscal 1996.


(1) Based on an exercise price of $1.25 per share of Common Stock and a closing price of $4.75 per share of Common Stock on July 31, 1996.


(2) Based on an exercise price of $5.00 per share of Common Stock and a closing price of $4.75 per share of Common Stock on July 31, 1996.


EMPLOYMENT AGREEMENTS

         The Company signed three and six year employment agreements with Mr. Casaday and Mr. Richter, respectively. Mr. Casaday's employment agreement expired October 31, 1996 (at which time Mr. Casaday resigned from the Company). Mr. Richter's employment agreement expires January 31, 2001. Under Mr. Richter's agreement, dated July 12, 1993, Mr. Richter is entitled to receive $300,000 in annual compensation equal to a monthly salary of $25,000. Mr. Richter is also entitled under the employment agreement to (i) an annual bonus of 5% of all pre-tax profits of the Corporation, (ii) 200,000 stock options for the purchase of 200,000 shares of Common Stock that can be exercised under certain circumstances at an option price of $7.50, and (iii) a term life insurance policy commensurate with the term of the employment agreement, equal to six times Mr. Richter's annual salary and three times his annual bonus. Mr. Richter's employment agreement also entitles him to a right of first refusal to participate in joint venture opportunities in which the Company may invest, contains a covenant not to compete until one year from the termination of the agreement and restrictions on use of confidential information. To date, Mr. Richter has waived his entitlement to his full salary, receipt of the stock options, bonus and the purchase by the Company of a term life insurance policy. Mr. Richter may, in the future, elect not to waive such entitlements.

                               LEGAL PROCEEDINGS



         In connection with a law suit by the Company against International Bank of Commerce-Brownsville, a Texas state banking association ("IBC"), concerning the breach by IBC of a credit facility dated July 1, 1994 between the Company and IBC, IBC filed an appeal with the Texas Court of Appeals on June 3, 1996 of the judgment entered on February 26, 1996 against IBC in the sum of $2,810,737, plus post-award interest at a rate of 9.75% compounded annually plus additional amounts for attorneys' fees and a release of all collateral transferred to IBC by the Company. The Company filed a response to IBC's appeal on February 14, 1997.



         On June 26, 1996, IBC filed suit against the Company, Case No. 96-06-3502 in the 357th Judicial District Court of Cameron County, Texas alleging that the Company, in filing the judgment against IBC in order to clear title to its assets, slandered the name of IBC. IBC has claimed actual damages of $600,000 and requested punitive damages of $2,300,000. On September 23, 1997, the court which entered the judgment on behalf of the Company indicated in a preliminary ruling that the Company was privileged in filing the judgment to clear title to its assets. The Company believes IBC's case to be frivolous.



         In October 1996, the Company and Mr. Richter, without admitting or denying the findings contained therein (other than as to jurisdiction), consented to the issuance of an Order by the Securities and Exchange Commission (the "Commission") in which the Commission (i) made findings that the Company and Mr. Richter had violated portions of Section 13 of the Exchange Act, relating to the filing of periodic reports and the maintenance of books and records, and certain related rules under the Exchange Act, and (ii) ordered respondents to cease and desist from committing or causing any current or future violation of such Section and rules.





         On July 30, 1996, the Company filed suit in the District Court of

Harris County, Texas against the former Chairman of the Board of the Company, Jorge V. Duran, regarding alleged conversion and fraud by Mr. Duran during his time as an employee of the Company. The Company has not yet quantified its damages and is seeking a declaration that the termination of employment of Mr. Duran was lawful and within the rights of the Company based on Mr. Duran's status as an at-will employee of the Company. On December 12, 1996, Mr. Duran filed a counterclaim against the Company in the District Court of Harris County, Texas alleging wrongful termination and seeking compensation in an unspecified amount. On February 27, 1997, the two actions were consolidated into one.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS




         During the year ended July 31, 1995, the Company made advances to, and received advances from Jerome B. Richter, Chairman of the Company, and several companies which were wholly-owned by him. The total owed to the Company aggregated to $144,000 during the year. These advances accrued interest at a rate of 8% per annum. As of July 31, 1995, the Company owed $19,762 to Mr. Richter. As of April 11, 1997, the Company owed no amounts to Mr. Richter.


         On February 26, 1996, the Board of Directors granted to John P. Holmes, a director, 330,000 warrants to purchase 330,000 shares of Common Stock at an exercise price of $2.50 per share through February 8, 2000, in exchange for advisory services during that period.


         On February 26, 1996, the Board of Directors granted to Thomas P. Muse, former Chairman of the Board, 200,000 warrants to purchase 200,000 shares of Common Stock at an exercise price of $2.50 per share through February 29, 2000.


         On March 1, 1996, the Company entered into a loan agreement with John Robinson, a director of the Company, to borrow $500,000 in the form of subordinated indebtedness and, in connection therewith, issued warrants to purchase 50,000 shares of Common Stock at $5.00 per share exercisable through February 28, 2001. This loan, which is secured by a lien against substantially all of the Company's terminal assets, located at the Port of Brownsville, Texas, requires payment of interest at the rate of 10% per annum at maturity, with principal due in full on September 1, 1997, subject to certain pre-payment provisions. In connection with such transactions, Mr. Robinson became a director of the Company. On April 12, 1996, the Company borrowed an additional $500,000 from TRAKO International Company Limited, an organization affiliated with Mr. Robinson, under substantially similar terms including the issuance to TRAKO of warrants to purchase 50,000 shares of Common Stock at $5.00 per share exercisable through April 11, 2001.




         During the year ended July 31, 1996, the Company entered into certain commission arrangements with Consultores di Chemica, a consulting firm that assisted the Company in connection with its negotiation of purchase orders with PEMEX, its major customer. Jorge Duran, who was Chairman of the Board of the Company, is related to a person with a decision making role with Consultores di Chemica. The Company has no further obligations with respect to such arrangements.


         On October 21, 1996, Thomas P. Muse resigned as a Director and as Chairman of the Board of the Company. In connection with his resignation, the Company agreed to extend the expiration date of 242,856 warrants held by Mr. Muse for an additional three year period. The Company and Mr. Muse also agreed that if the Common Stock traded at $6.00 or more per share for twenty consecutive trading days, the warrants would be exercised by Mr. Muse. This agreement is no longer in effect. Mr. Muse exchanged these 242,856 warrants with the Company for 55,195 shares of Common Stock in March 1997. See "Security Ownership of Certain Beneficial Owners and Management" for additional information concerning Mr. Muse's ownership of Common Stock.


          On October 24, 1996, Thomas A. Serleth resigned as a Director and Executive Vice President of the Company. In connection with his resignation, the Company entered into a two month consulting agreement with Mr. Serleth which expired on December 31, 1996 and pursuant to which the Company paid Mr. Serleth a fee of $10,000 per month and agreed that Mr. Serleth would be entitled to a payment of 5% of the net proceeds (after expenses and legal fees) received by the Company arising out of the lawsuit with IBC. See "Security Ownership of Certain Beneficial Owners and Management" for additional information concerning Mr. Serleth's ownership of Common Stock. See "Legal Proceedings" for information concerning the IBC lawsuit.


         In October 1996, Mr. Casaday resigned as a Director and President of the Company. In connection with his resignation, the Company agreed to extend the expiration date of 200,000 warrants held by Mr. Casaday for an additional three year period. The Company and Mr. Casaday also agreed that if the Common Stock were to trade at $6.00 or more per share for 20 consecutive trading days, the warrants would be exercised by Mr. Casaday. The Company agreed to guarantee a floor of $3.00 per share on 130,000 shares which became eligible for sale by Mr. Casaday 90 days after his resignation from the Company. Subsequently, Mr. Muse exchanged those 200,000 warrants for 50,000 shares of Common Stock in a private transaction with the Company. In addition, the Company agreed to sell the Company car that Mr. Casaday was using to Mr. Casaday for $1.00. See "Certain Ownership of Certain Beneficial Owners and Management" for additional information concerning Mr. Casaday's ownership of Common Stock.


         On March 25, 1997, the Company agreed to allow Mr. Richter to exercise 2,200,000 warrants at an exercise price of $1.25 through payment of $22,000 and issuance of a promissory note due April 11, 2000 to the Company in the principal amount of $2,728,000 at the rate of 8.25% per annum and secured by 1,000,000 shares of Common Stock to be placed with a collateral agent.



         On March 25, 1997, the Company agreed to adjust the exercise price of 50,000 warrants held by Mr. Robinson and 50,000 warrants held by TRAKO International Company Limited to $2.50 from $5.00. In all other respects, the terms of the warrants remain the same.

         The parties to the lease governing the Company's executive offices located at 900 Veterans Boulevard in Redwood City, California are Mr. Richter, in his individual capacity as tenant, and Nine-C Corporation, as landlord. The Company currently makes monthly payments directly to Nine-C Corporation in satisfaction of obligations under such lease.

                         COMPLIANCE UNDER SECTION 16(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Exchange Act requires the Company's directors and officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file initial reports of ownership and reports of changes in ownership with the Commission. Such persons are required by the Commission to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of Forms 3, 4 and 5 received by it, the Company believes that, with the exception of those persons indicated below, all directors, officers and 10% stockholders complied with such filing requirements.


         According to the Company's records, the following filings appear not to have been timely made. A Form 3 for Mr. Thomas P. Muse and a Form 4 relating to his ownership of 85,714 shares of Common Stock of the Company were not filed on a timely basis during fiscal 1996. A Form 3 for Mr. Thomas Serleth relating to his election to the Board in 1994 and two reports on Form 4 relating to his receipt of 200,000 warrants and 60,000 warrants, respectively, were not timely filed during fiscal 1996. A Form 3 for Mr. Mark Casaday and a Form 4 reporting his receipt of 200,000 warrants were not timely filed during fiscal 1996. Mr. Casaday filed a Form 4 in February 1997 reporting his disposition of 50,000 shares of Common Stock. A Form 3 for Mr. Jerome B. Richter was not filed on a timely basis during fiscal 1996. A Form 5 correcting this matter was filed in September, 1996. A Form 3 for Mr. Ian T. Bothwell was not filed on a timely basis in 1996. A Form 3 correcting this matter for Mr. Bothwell was filed on April 10, 1997. A Form 3 for Mr. Jorge R. Bracamontes was not filed on a timely basis in 1996. A Form 4 correcting this matter was filed on April 10, 1997. A Form 3 for Mr. Kenneth Oberman was not filed on a timely basis during fiscal 1996. A Form 4 correcting this matter was filed on April 10, 1997. A Form 3 for Mr. John P. Holmes was not filed on a timely basis during fiscal 1996. A Form 4 correcting this matter was filed on April 10, 1997. A Form 3 for Mr. John H. Robinson and a Form 4 reflecting the grant of 50,000 warrants were not filed on a timely basis during fiscal 1996. A Form 3 for Mr. Stewart J. Paperin was not filed on a timely basis during fiscal 1996. A Form 3 correcting this matter was filed on July 15, 1996.


                    REPORTS ON FORMS 10-KSB AND FORM 10-QSB

         The Company's Annual Report on Form 10-KSB for the fiscal year ended July 31, 1996 (the "10-KSB") and the Company's Quarterly Report on Form 10-QSB (the "10-QSB") for the six months ended January 31, 1997, in each case including consolidated financial statements, are being furnished along with this proxy statement to stockholders of record on the Record Date. The consolidated financial statements of the Company contained in the 10-KSB and 10-QSB are incorporated herein by reference.

                                 OTHER BUSINESS

         The Board of Directors does not presently intend to bring any other business before the Meeting and, to the best knowledge of the Board of Directors, no matters are to be brought before the Meeting except as specified in the Notice. As to any business that may properly come before the Meeting, it is intended that proxies, in the form enclosed, will be voted in accordance with the judgment of the persons voting such proxies.

                             STOCKHOLDER PROPOSALS

         The Company anticipates that the 1998 Annual Meeting of Stockholders will be held in May, 1998. Accordingly, proposals of stockholders intended to be presented at the Company's 1998 Annual Meeting of Stockholders must be received by the Secretary of the Company at the Company's principal executive offices no later than January 1, 1998 in order to be included in the Company's Proxy Statement and form of proxy relating to that meeting. All such proposals must comply with applicable Commission regulations.

         WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE PREPAID ENVELOPE.

                                             By Order of the Board of Directors

                                             /s/ Jorge R. Bracamontes

                                             Jorge R. Bracamontes
                                             Secretary

May 9, 1997

                                                                      EXHIBIT A

                            CERTIFICATE OF AMENDMENT
                                       OF
                     RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                            PENN OCTANE CORPORATION

         PENN OCTANE CORPORATION, a corporation duly organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:

         1. The name of the corporation is Penn Octane Corporation (hereinafter called the "Corporation").

         2. The Corporation's Restated Certificate of Incorporation is hereby amended to delete in its entirety the present Article FOURTH and to replace it with the following:

"FOURTH: (a) Capital Stock. The total number of shares of capital stock which the Corporation shall have authority to issue is 35,000,000 shares of which 25,000,000 shall be Common Stock, having a par value of $.01 per share, 5,000,000 shares shall be Senior Preferred Stock, having a par value of $.01 per share, and 5,000,000 shares shall be Preferred Stock, having a par value of $.01 per share. The capital stock of the Corporation may be issued for such consideration and for such corporate purposes as the directors of the Corporation may from time to time determine by resolution.

         (b) Senior Preferred Stock. The relative rights, privileges, and restrictions relating to the Senior Preferred Stock are set forth below:

                          (1) Shares of Senior Preferred Stock may be issued in one or more series at such time or times and for such consideration as the Board of Directors may determine. Each such series shall be given a distinguishing designation. All shares of any one series shall have preferences, limitations and relative rights identical with those of other shares of the same series and, except to the extent otherwise provided in the description of such series, with those of other shares of Senior Preferred Stock.

                           (2) Authority is hereby expressly granted to the Board of Directors to fix from time to time by resolution or resolutions providing for the establishment and/or issuance of any series of Senior Preferred Stock, the designation of such series and the preferences, limitations and relative rights of the shares of such series, including the following:

                                    (A) The distinctive designation and number
         of shares comprising such series, which number may (except where otherwise provided by the Board of Directors in creating such series) be increased or decreased (but not below the number of shares then outstanding) from time to time by action of the Board of Directors;

                                    (B) The voting rights, if any, which shares
         of that series shall have, which may be special, conditional, limited or otherwise;

                                    (C) The rate of dividends, if any, on the
         shares of that series, whether dividends shall be non-cumulative to the extent earned, partially cumulative or cumulative (and, if cumulative, from which date or dates), whether dividends shall be payable in cash, property or rights, or in shares of the corporation's capital stock, and the relative rights of priority, if any, of payment of dividends on shares of that series over shares of any other series, shares of Preferred Stock or shares of Common Stock;

                                    (D) Whether the shares of that series shall
         be redeemable and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, the event or events upon or after which they shall be redeemable, whether they shall be redeemable at the option of the corporation, the shareholder or another person, the amount per share payable in case of redemption (which amount may vary under different conditions and at different redemption dates), whether such amount shall be a designated amount or an amount determined in accordance with a designated formula or by reference to extrinsic data or events and whether such amount shall be paid in cash, indebtedness, securities or other property or rights, including securities of any other corporation;

                                    (E) Whether that series shall have a
         sinking fund for the redemption or purchase of shares of that series and, if so, the terms of and amounts payable into such sinking fund;

                                    (F) The rights to which the holders of the
         shares of that series shall be entitled in the event of voluntary or involuntary dissolution or liquidation of the Corporation, and the relative rights of priority, if any, of payment of shares of that series over shares of any other series, shares of Preferred Stock or shares of Common Stock in any such event;

                                    (G) Whether the shares of that series shall
         be convertible into or exchangeable for cash, shares of stock of any other class or any other series, indebtedness, or other property or rights, including securities of another corporation, and, if so, the terms and conditions of such conversion or exchange, including the rate or rates of conversion or exchange, and whether such rates shall be a designated amount or an amount determined in accordance with a designated formula or by reference to extrinsic data or events, the date or dates upon or after which they shall be convertible or exchangeable, the duration for which they shall be convertible or exchangeable, the event or events upon or after which they shall be convertible or exchangeable, and whether they shall be convertible or exchangeable at the option of the Corporation, the shareholder or another person, and the method (if any) of adjusting the rate of conversion or exchange in the event of a stock split, stock dividend, combination of shares, or similar event;

                                    (H) Whether the issuance of any additional
         shares of such series, or of any shares of any other series, shall be subject to restrictions as to issuance, or as to the powers, preferences or rights of any such other series; and

                                    (I) Any other preferences, privileges and
         powers and relative, participating, optional or other special rights and qualifications, limitations or restrictions of such series, as the Board of Directors may deem advisable and as shall not be inconsistent with the provisions of this Article FOURTH and to the full extent now or hereafter permitted by the laws of the State of Delaware.

         (c) Preferred Stock. The relative rights, preferences, privileges, and restrictions relating to the Preferred Stock are set forth below:

                           (1) Conversion. The Preferred Stock shall be subject to the following provisions regarding conversions:

                                    (A) Holder's Rights to Convert. Each share
         of Preferred Stock shall be convertible, without the payment of any additional consideration by the holder thereof and at the option of the holder thereof at the office of the Corporation or any transfer agent for the Corporation, into 3.333 fully paid and nonassessable shares of Common Stock.

                                    (B) Terms of Conversion Period. Each share
         of Preferred Stock shall be convertible at the option of the holder of such stock for a period of five-years beginning on September 18, 1993 and concluding on September 18, 1998.

                                    (C) Mechanics of Right to Convert. Before
         any holder of Preferred Stock shall be entitled to convert the same into shares of Common Stock, he shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of its transfer agent, and shall give written notice to the

         Corporation at such office that he elects to convert the same and shall state therein his name or the name or names of his nominees in which he wishes the certificate or certificates for the shares of Common Stock to be issued. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Preferred Stock, or to his nominee or nominees, a certificate or certificates for the number of shares of Common Stock to which he shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of the Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon conversion shall be treated for all purposes as the record holder of such shares of Common Stock on such date.

                                    (D) Common Stock Reserved. The Corporation
         shall reserve and keep available out of its authorized but unissued Common Stock such number of shares of Common Stock as shall from time to time be sufficient to effect conversion of the Preferred Stock.

                                    (E) Adjustment of Conversion Ratio. The
         1-to-3.333 conversion ratio specified above shall be subject to an equitable adjustment upon the occurrence of a stock split or stock dividend, reclassification or other similar event relating to the Common Stock.

                           (2) Voting Rights. The holders of the Preferred Stock shall hold no voting rights, except as may be provided by law.

                           (3) Dividend Rights. The holders of the Preferred Stock shall be entitled to receive, when and as declared by the board of directors, yearly dividends from the surplus of net profits of the Corporation at the rate of eleven percent per annum, beginning on the date the particular shares of Class I Preferred Stock are issued by the Corporation and payable twice annually on the 30th day of June and the 31st day of December in each year, with proper adjustment for any dividend period that is less than a full half-year. Such dividends shall be payable before any dividends shall be paid upon, or set apart for, the Common Stock of the Corporation, and shall be cumulative from the date of issuance so that if such dividends shall not have been paid upon or set apart for the Preferred Stock, the deficiency (but without interest) shall be fully paid or set apart for payment, before any dividends shall be paid upon, or set apart for, the Common Stock.

         (d) Common Stock. The relative rights, preferences, privileges and restrictions relating to the Common Stock are set forth below.


                           (1) Dividend Rights. Out of any assets of the Corporation available for dividends remaining after full satisfaction of any preference with respect to dividends on the Senior Preferred Stock and the Preferred Stock then outstanding, and after full satisfaction of any obligations then or theretofore matured in respect of any sinking fund provided for the Senior Preferred Stock or any series thereof and for the Preferred Stock then outstanding, then, subject to the restrictions set forth in this Article FOURTH and in any resolution of the Board of Directors of this Corporation establishing a particular series of shares, dividends may be paid upon the Common Stock.

                           (2) Liquidation Rights. In the event of any liquidation, dissolution or winding up of this Corporation, after there shall have been paid or set aside in cash for the holders of the Senior Preferred Stock and the Preferred Stock the full preferential amounts to which they are entitled under the provisions of this Article FOURTH or any resolution of the Board of Directors establishing a particular series of shares, the holders of the Common Stock shall be entitled to receive pro rata all of the remaining assets of this Corporation available for distribution to its shareholders.

                           (3) Voting Rights. The holders of the Common Stock shall be entitled to vote for the election of directors and for all other purposes and shall be entitled to one vote for each share held."

         3. The amendment was duly adopted in accordance with the applicable provisions of Section 242 of the General Corporation Law of the State of Delaware.

         IN WITNESS WHEREOF, Penn Octane Corporation has caused this Certificate to be signed by an authorized officer, this ___ day of _________, 1997.

                                       By ___________________________________
                                       Name:     Jerome B. Richter
                                       Title:    Chairman, President and
                                                 Chief Executive Officer

                                                                      EXHIBIT B

                                PROPOSED BY-LAWS
                                       OF
                            PENN OCTANE CORPORATION
                            (a Delaware corporation)


                                   ARTICLE I

                                    OFFICES

         Section 1. Registered Office. The registered office of the corporation shall be maintained at 1209 Orange Street, Wilmington, Delaware. The Corporation Trust Company shall be the registered agent of this corporation in charge thereof.


         Section 2. Other Offices. The corporation may have other offices, either within or without the State of Delaware, at such place or places as the Board of Directors may from time to time determine or the business of the corporation may require.

                                   ARTICLE II
                            MEETINGS OF STOCKHOLDERS

         Section 1. Annual Meetings. Annual meetings of stockholders for the election of directors and for such other business as may be stated in the notice of the meeting shall be held at such place, either within or without the State of Delaware, and at such time and date, as the Board of Directors shall determine and set forth in the notice of the meeting.

         Section 2. Other Meetings. Meetings of stockholders for any purpose other than the election of directors may be held at such time and place, within or without the State of Delaware, as shall be determined by the Board of Directors and stated in the notice of the meeting.

         Section 3. Voting. Unless otherwise provided in the Certificate of Incorporation or applicable By-law, each stockholder entitled to vote in accordance with the terms of the Restated Certificate of Incorporation and in accordance with the provisions of these By-Laws shall be entitled to one vote, in person or by proxy, for each share of stock entitled to vote held by such stockholder, but no proxy shall be voted after three years from its date unless such proxy provides for a longer period. Upon the demand of any stockholder, the vote for directors and the vote upon any question before the meeting shall be by ballot. All elections for directors shall be decided by a plurality of the votes of the shares present in person or by proxy at the meeting and entitled to vote on the election of directors; all other questions shall be decided by the affirmative vote of the majority of shares present in person or by proxy and entitled to vote except as otherwise provided in these By-Laws or by the Certificate of Incorporation or by the laws of the State of Delaware.


         A complete list of the stockholders entitled to vote in the ensuing election, arranged in alphabetical order, with the address of each, and the number of shares held by each, shall be opened to the examination of any stockholder for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present.

         Section 4. Quorum. Except as otherwise required by law, by the Certificate of Incorporation or by these By-Laws, the presence, in person or by proxy, of stockholders holding a majority of the stock of the corporation entitled to vote shall constitute a quorum at all meetings of the stockholders. In case a quorum shall not be present at any meeting, a majority in interest of the stockholders entitled to vote thereat, present in person or by proxy, shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until the requisite amount of stock entitled to vote shall be present. At such adjourned meeting at which the requisite amount of stock entitled to vote shall be represented, any business may be transacted which might have been transacted at the meeting as originally noticed; but only those stockholders entitled to vote at the meeting as originally noticed shall be entitled to vote at any adjournment or adjournments thereof. If any adjournment is for more than thirty days or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote thereat.

         Section 5. Special Meetings. Special meetings of the stockholders for any purpose or purposes may be called by the President of the Corporation and shall be called by the President or Secretary at the request in writing of a majority of the Board of Directors, or at the request in writing of the registered holder or holders of 10% or more of the capital stock outstanding and entitled to vote. Any such request shall state the purpose or purposes of the proposed meeting.



         Section 6. Notice of Meetings. Written notice, stating the place, date and time of the meeting, and the general nature of the business to be considered, shall be given to each stockholder entitled to vote thereat at his address as it appears on the records of the corporation, not less than ten nor more than sixty days before the date of the meeting.


         Section 7. Action Without Meeting. Unless otherwise provided by the Certificate of Incorporation, any action required to or which may be taken at any annual or special meeting of stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

                                  ARTICLE III

                                   DIRECTORS

         Section 1. Number and Term. The number of directors shall be such number as shall, from time to time, be determined by resolution of the Board of Directors or by the affirmative vote of a majority in interest of the stockholders, at the annual meeting or at a special meeting called for that purpose. The directors shall be elected at the annual meeting of the stockholders and each director shall be elected to serve until such director's successor shall be elected and qualified. Directors need not be stockholders. If the numbers of directors is determined by the stockholders, such number shall not be changed except by further vote of the stockholders.

         Section 2. Removal. Except as otherwise required by law, any director or directors may be removed either for or without cause at any time by the affirmative vote of the holders of a majority of all the shares of stock outstanding and entitled to vote, and the vacancies thus created may but need not be filled by the affirmative vote of a majority in interest of the stockholders entitled to vote, but if not so filled, such vacancies shall be filled as provided in Section 2 of Article V hereof.

         Section 3. Powers. The business and affairs of the corporation shall be managed by or under the direction of the Board of Directors, which shall exercise all of the powers of the corporation except such as are by law or by the Certificate of Incorporation of the corporation or by these By-Laws or otherwise conferred upon or reserved to the stockholders.

         Section 4. Committees. The Board of Directors may, by resolution or resolutions passed by a majority of the whole Board, designate one or more committees, each committee to consist of one or more of the directors of the corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of such committee or committees. The member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

         Any such committee, to the extent provided in the resolution of the Board of Directors, or in these By-Laws, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the Certificate of Incorporation (except as provided by law with respect to the issuance of certain shares of stock of the Corporation), adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution, or amending the By-Laws of the corporation; and, unless the resolution, these By-Laws or the Certificate of Incorporation expressly so provides, no such committee shall have the power or authority to declare a dividend, authorize the issuance of stock or adopt a certificate of ownership and merger.

         Section 5. Meetings. The newly elected directors shall hold their first meeting for the purpose of organization and the transaction of business, if a quorum be present, immediately after the annual meeting of the stockholders; or the time and place of such meeting may be fixed by consent in writing of all the directors.

         Regular meetings of the directors may be held without notice at such places and times as shall be determined from time to time by resolution of the directors.


         Special meetings of the Board may be called by the President and shall be called by the Secretary on the written request of any two directors on at least two days' notice to each director and shall be held at such place or places as may be determined by the directors, or as shall be stated in the notice of the meeting.

         Section 6. Quorum. A majority of the directors at the time in office shall constitute a quorum for the transaction of business and, except as otherwise required by law, the Certificate of Incorporation or these By-Laws, the act of a majority of the Board of Directors present at a meeting shall constitute the act of the Board of Directors. If at any meeting of the Board of Directors there shall be less than a quorum present, a majority of those present may adjourn the meeting from time to time until a quorum is obtained, and no further notice thereof need be given other than by announcement at the meeting which shall be so adjourned.

         Section 7. Compensation. Directors shall not receive any stated salary for their services as directors or as members of committees, but by resolution of the Board of Directors a fixed fee and expenses of attendance may be allowed for attendance at each meeting. Nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity as an officer, agent or otherwise, and receiving compensation therefor.

         Section 8. Action Without Meeting. Any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting, if a written consent thereto is signed by all members of the Board of Directors, or of such committee as the case may be, and such written consent is filed with the minutes of proceedings of the Board of Directors or committee.

         Section 9. Participation by Conference Telephone. Members of the Board of Directors of the corporation, or any committee designated by such Board, may participate in a meeting of such Board or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting shall constitute presence in person at such meeting.

                                   ARTICLE IV

                                    OFFICERS

         Section 1. Officers. The officers of the corporation shall be a President, a Treasurer and a Secretary, each of whom shall be elected by the Board of Directors and shall hold office at the pleasure of the Board until their successor is elected and qualified. In addition, the Board of Directors may elect a Chairman, one or more Vice Presidents and such Assistant Secretaries and Assistant Treasurers as they may deem proper. None of the officers of the corporation need be directors. The officers shall be elected at the first meeting of the Board of Directors after each annual meeting. More than two offices may be held by the same person.

         Section 2. Other Officers and Agents. The Board of Directors may appoint such other officers and agents as it may deem advisable, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors.

         Section 3. Chairman. The Chairman of the Board of Directors, if one be elected, shall preside at all meetings of the Board of Directors and he shall have and perform such other duties as from time to time may be assigned to him by the Board of Directors.

         Section 4. President. The President shall be the chief executive officer of the corporation and shall have the general powers and duties of supervision and management usually vested in the office of president of a corporation. The President shall preside at all meetings of the stockholders if present thereat and, in the absence or non-election of the Chairman of the Board of Directors, at all meetings of the Board of Directors, and shall have general supervision, direction and control of the business of the corporation. Except as the Board of Directors shall authorize the execution thereof in some other manner, he shall execute bonds, mortgages and other contracts on behalf of the corporation, and shall cause the seal to be affixed to any instrument requiring it and when so affixed the seal shall be attested by the signature of the Secretary or the Treasurer or an Assistant Secretary or an Assistant Treasurer.


         Section 5. Vice President. Each Vice President shall have such powers and shall perform such duties as shall be assigned to him by the directors.


         Section 6. Treasurer. The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate account of receipts and disbursements in books belonging to the corporation. The Treasurer shall deposit all moneys and other valuables in the name and to the credit of the corporation in such depositories as may be designated by the Board of Directors.


         The Treasurer shall disburse the funds of the corporation as may be ordered by the Board of Directors, or the President, taking proper vouchers for such disbursements. The Treasurer shall render to the President and Board of Directors at the regular meetings of the Board of Directors, or whenever they may request it, an account of all transactions as Treasurer and of the financial condition of the corporation. If required by the Board of Directors, the Treasurer shall give the corporation a bond for the faithful discharge of duties in such amount and with such surety as the Board of Directors shall prescribe.

         Section 7. Secretary. The Secretary shall give, or cause to be given, notice of all meetings of stockholders and directors, and all other notices required by law or by these By-Laws, and in case of absence or refusal or neglect so to do, any such notice may be given by any person thereunto directed by the President, or by the directors, or stockholders, upon whose requisition the meeting is called as provided in these By-Laws. The Secretary shall record all the proceedings of the meetings of the corporation and of the directors in a book to be kept for that purpose, and shall perform such other duties as may be assigned by the directors or the President. The Secretary shall have the custody of the seal of the corporation and shall affix the same to all instruments requiring it, when authorized by the directors or the President, and attest the same.

         Section 8. Assistant Treasurers and Assistant Secretaries. Assistant Treasurers and Assistant Secretaries, if any, shall be elected and shall have such powers and shall perform such duties as shall be assigned to them, respectively, by the directors.

                                   ARTICLE V

                                 MISCELLANEOUS

         Section 1. Resignations. Any director, member of a committee or corporate officer may, provided the same would not result in a breach of any contract to which said person is a party, resign at any time. Such resignation shall be made in writing, and shall take effect at the time specified therein, and if no time be specified, at the time of its receipt by the President or Secretary. The acceptance of a resignation shall not be necessary to make it effective.

         Section 2. Vacancies. If the office of any director, member of a committee or corporate officer becomes vacant, by reason of death, disability or otherwise, the remaining directors in office, though less than a quorum, by a majority vote may appoint any qualified person to fill such vacancy, who shall hold office for the unexpired term and until their successor shall be duly chosen.

         Section 3. Certificates of Stock. Certificates of stock, signed by the Chairman of the Board of Directors, or the President or any Vice President, and the Treasurer or an Assistant Treasurer, or Secretary or an Assistant Secretary, shall be issued to each stockholder certifying the number of shares owned by him in the corporation, unless otherwise required by the Board of Directors. When such certificates are countersigned (1) by a transfer agent other than the corporation or its employee, or (2) by a registrar other than the corporation or its employee, the signatures of such officers of the corporation may be facsimiles.

         Section 4. Lost Certificates. A new certificate of stock may be issued in the place of any certificate theretofore issued by the corporation, alleged to have been lost or destroyed, and the directors may, in their discretion, require the owner of the lost or destroyed certificate, or his legal representatives, to give the corporation a bond, in such sum as they may direct, not exceeding double the value of the stock represented by such certificate, to indemnify the corporation against any claim that may be made against it on account of the alleged loss of any such certificate, or the issuance of any such new certificate.

         Section 5. Transfer of Shares. The shares of stock of the corporation shall be transferable only upon its books by the holders thereof or by their duly authorized attorneys or legal representatives, and upon such transfer the old certificates shall be surrendered to the corporation by the delivery thereof to the person in charge of the stock transfer books and ledgers, or to such other person as the directors may designate, by whom they shall be canceled, and new certificates shall thereupon be issued. A record shall be made of each transfer and whenever a transfer shall be made for collateral security, and not absolutely, it shall be so expressed in the entry of the transfer.

         Section 6. Stockholders Record Date. In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

         Section 7. Dividends. Subject to the provisions of the Certificate of

Incorporation, the Board of Directors may, out of funds legally available therefor at any regular or special meeting, declare dividends upon the capital stock of the corporation as and when they deem expedient. Before declaring any dividend there may be set apart out of any funds of the corporation available for dividends, such sum or sums as the directors from time to time in their discretion deem proper for working capital or as a reserve fund to meet contingencies or for equalizing dividends or for such other purposes as the directors shall deem conducive to the interests of the corporation.

         Section 8. Seal. The corporate seal shall be circular in form and shall contain the name of the corporation, the year of its creation and the words "CORPORATE SEAL DELAWARE". Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or otherwise reproduced.

         Section 9. Fiscal Year. The fiscal year of the corporation shall be determined by resolution of the Board of Directors. In the absence of such determination, the fiscal year shall be the calendar year.

         Section 10. Checks. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the corporation shall be signed by such officer or officers, agent or agents of the corporation, and in such manner as shall be determined from time to time by resolution of the Board of Directors.

         Section 11. Notice and Waiver of Notice. Whenever any notice is required by these By-Laws to be given, personal notice is not meant unless expressly so stated, and any notice so required shall be deemed to be sufficient if given by depositing the same in the United States mail, postage prepaid, addressed to the person entitled thereto at his address as it appears on the records of the corporation, and such notice shall be deemed to have been given on the day of such mailing. Stockholders not entitled to vote shall not be entitled to receive notice of any meetings except as otherwise provided by statute.

         Whenever any notice whatever is required to be given under the provisions of any law, or under the provisions of the Certificate of Incorporation of the corporation or these By-Laws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

                                   ARTICLE VI

                                INDEMNIFICATION

         To the full extent permitted by law, the corporation shall indemnify any person or such person's heirs, distributees, next of kin, successors, appointees, executors, administrators, legal representatives and assigns who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, domestic or foreign, against expenses, attorneys' fees, court costs, judgments, fines, amounts paid in settlement and other losses actually and reasonably incurred by such person in connection with such action, suit or proceeding.

                                  ARTICLE VII

                                   AMENDMENTS

         These By-Laws may be altered or repealed and new By-Laws may be adopted at any annual or special meeting of the stockholders by the affirmative vote of a majority of the stock issued and outstanding and entitled to vote thereat, or by the affirmative vote of a majority of the Board of Directors, at any regular or special meeting of the Board of Directors.

                                                                      EXHIBIT C

                              AMENDED AND RESTATED

                                     BYLAWS

                                       OF

                            PENN OCTANE CORPORATION

            (FORMERLY INTERNATIONAL ENERGY DEVELOPMENT CORPORATION)

                            (ADOPTED FEBRUARY 1995)

                                   ARTICLE I

                                    Offices

         Section 1. Registered Office. The registered office of PENN OCTANE CORPORATION (hereinafter called the "Corporation") shall be at Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware.

         Section 2. Other Offices. The Corporation also may have offices at such other place or places, within or without the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation may require.

                                   ARTICLE II

                            Meetings of Stockholders

         Section 1. Place of Meeting. All meetings of the stockholders of the Corporation shall be held at such place, within or without the State of Delaware, as may from time to time be fixed in the respective notices or waivers of notices thereof.

         Section 2. Annual Meeting. The annual meeting of the stockholders for the election of directors and for the transaction of such other business as may come before the meeting shall be held at such time and place as shall be determined by the President or the Board of Directors and stated in the notice or the meeting. Written notice of the annual meeting stating the place, date and hour of the meeting shall be given to each stockholder entitled to vote at such meeting not less than ten (10) nor more than sixty (60) days before the date of the meeting.

         Section 3. Special Meetings. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the Certificate of Incorporation, may be called by the President and shall be called by the President or Secretary at the request in writing of a majority of the Board of Directors, or at the request in writing of stockholders owning ten percent (10%) or more in amount of the entire capital stock of the Corporation issued and outstanding and entitled to vote. Such request shall state the purpose or purposes of the proposed meeting. Written notice of a special meeting stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is called shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

         Section 4. Notice Not Required. Notice of any meeting of stockholders shall not be required to be given to any stockholder who shall attend such meeting in person or by proxy, and if any stockholder shall, in person or by attorney thereunto authorized, in writing or by telegraph, cable or telex, waive notice of any meeting, whether before or after such meeting shall be held, notice thereof need not be given to him. Notice of any adjourned meeting of the stockholders shall not be required to be given, except when expressly required by law.

         Section 5. Quorum. At each meeting of the stockholders, the holders of a majority of each class of the issued and outstanding stock of the Corporation entitled to vote at such meeting, present either in person or by proxy, shall constitute a quorum for the transaction of business of the Corporation. In the absence of a quorum, a majority present in person or by proxy and entitled to vote, or, in the absence of all of the holders of each class of issued and outstanding stock of the Corporation entitled to vote, any officer entitled to preside or act as secretary at such meeting, shall have the power to adjourn the meeting, from time to time, until the requisite number of stockholders of each class shall be present or represented. At any such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally noticed.

         Section 6. Voting. At each meeting of the stockholders, every stockholder of record of the Corporation entitled to vote at such meeting shall be entitled to one vote within his class or classes in person or by proxy (executed in writing by the stockholder or by his duly authorized attorney in fact) for each share in such class or classes of stock of the Corporation registered in his name on the books of the Corporation on the date fixed pursuant to Section 2 of Article VI of these Bylaws as the record date for the determination of the stockholders entitled to vote at such meeting. Shares of its own capital stock belonging to the Corporation shall not be voted upon directly or indirectly. At all meetings of the stockholders, all matters (except special cases where other provision is made in the Corporation's Certificate of Incorporation, these Bylaws, any agreement between or among the Corporation's stockholders or by statute) to be decided by each respective class of stockholders shall be decided by the holders of a majority of the stock of each class, respectively, present in person or by proxy and entitled to vote thereat, a quorum being present. Unless demanded by a stockholder present in person or by proxy at any meeting and entitled to vote thereat, the vote on any question need not be by ballot.

         Section 7. Action by Consent. Whenever any action is required or permitted to be taken by vote of stockholders of any class at a meeting thereof by any provision of the statutes or of the Certificate of Incorporation or these Bylaws or any agreement between or among the

Corporation's stockholders, the meeting and votes of stockholders of any class may be dispensed with if the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize to take such action shall consent in writing to such corporate action being taken. Such written consent may be given by any person holding a power of attorney for any stockholder.

         Section 8. Minimum Shareholder Vote. In addition to any affirmative vote required by law or by any other provision of these Bylaws, the approval or authorization of any of the following actions shall require the affirmative vote of the holders of not less than half of the then issued and outstanding shares of the Corporation's common stock:

                  (a) the amendment, alteration, modification or repeal of the Articles of Incorporation or Bylaws of the Corporation;

                  (b) the issuance, sale, grant, repurchase or redemption by the Corporation of any shares of the capital stock of the Corporation or other securities either convertible to capital stock of the Corporation or carrying the right to acquire capital stock of the Corporation;

                  (c) the merger or consolidation of the Corporation with any person or entity;

                  (d) the transfer or pledge, mortgage or grant of a security interest or other adverse right or encumbrance of or in all or substantially all of the assets of the Corporation;

                  (e)      the recapitalization of the Corporation;

                  (f) the removal of a director of the Corporation whether with or without cause;

                  (g) incurring of any indebtedness for borrowed money or guaranteeing the obligations of others, except for trade payables incurred by the

                           Corporation in the ordinary course of business, accrued employee expenses, accrued taxes, reasonable reserves for losses and other contingencies and except for additional indebtedness in an amount not to exceed $100,000 in any single fiscal year;

                  (h) the declaration, payment or making of any dividend or distribution with respect to either shares of the capital stock of the Corporation or other securities either convertible to capital stock of the Corporation or carrying the right to acquire capital stock of the Corporation, other than as provided in a shareholders agreement between the Corporation and all of its shareholders;

                  (i) any other matter requiring the approval or authorization of shareholders under Delaware law.

                                  ARTICLE III

                               Board of Directors

         Section 1. General Powers. The business and affairs of the Corporation shall be managed by the Board of Directors, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or these Bylaws or any agreement between or among the Corporation's stockholders, directed or required to be exercised and done by the stockholders.

         Section 2. Number and Term of Office. The number of directors which shall constitute the whole Board shall be not less than one (1) nor more than ten (10). Until such time as the size of the Board is modified in the manner provided below, the Board shall consist of five (5) directors. Within the limits specified in the first sentence of this Section 2, and in the Amended and Restated Certificate of Incorporation of the Corporation, the number of directors
shall be determined by resolution of the Board or by the stockholders at the annual meeting or at any special meeting. Directors need not be stockholders. Each director shall hold office until the annual meeting of the stockholders next following his election or until his successor shall have been elected and shall qualify, or until his death, or until he shall resign, or until he shall have been removed in the manner herein provided.

         Section 3. Quorum and Manner of Acting. Except as otherwise provided by statute or by these Bylaws, a majority of the directors in office shall be required to constitute a quorum for the transaction of business at any meeting, and the act of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board of Directors. In the absence of a quorum, a majority of the directors present may adjourn any meeting from time to time until a quorum shall be present. No notice other than announcement at the meeting of any adjourned meeting need be given.

         Section 4. Place of Meetings, etc. The Board of Directors may hold its meetings, have one or more offices, and keep the books and records of the Corporation at such place or places within or without the State of Delaware as the Board from time to time may determine.

         Section 5. First Meeting. The first meeting of each newly elected Board of Directors shall be held at such time and place as shall be fixed by the vote of the stockholders at the annual meeting, and no notice of such meeting shall be necessary to the newly elected directors in order legally to constitute the meeting, provided a quorum shall be present, or it may convene at such place and time as shall be fixed by the consent in writing of all the directors.

         Section 6. Regular Meetings. Regular meetings of the Board of Directors shall be held at such places and at such times as the Board shall from time to time determine. If any day fixed for a regular meeting shall be a legal holiday at the place where the meeting is to be held, then the meeting which otherwise would be held on that day shall be held at said place at the same hour on the next succeeding day not a legal holiday. Notice of regular meetings need not be given.



         Section 7. Special Meetings; Notice. Special meetings of the Board of Directors shall be held whenever called by the President or by a majority of the directors. Notice of each such meeting shall be mailed to each director, addressed to him at his residence or usual place of business, at least three
(3) days before the day on which the meeting is to be held, or shall be sent to him at such place by telegraph, facsimile, telex or cable, or be delivered personally by telephone, not later than one day before the day upon which the meeting is to be held. Each such notice shall state the time and place of the meeting but need not state the purposes thereof except as otherwise herein expressly provided. Notice of any meeting of the Board need not be given to any director, however, if waived by him in writing or by telegraph, cable or telex, whether before or after such meeting shall be held, or if he shall be present at such meeting; and any meeting of the Board shall be a legal meeting without any notice thereof having been given, if all the directors of the Corporation then in office shall be present thereat.

         Section 8. Action Without Meeting. Any action required or permitted to be taken at a meeting of the Board of Directors may be taken without a meeting if a consent in writing setting forth the action so taken shall be signed by all of the members of the Board and filed with the minutes of proceedings of the Board.

         Section 9. Action by Telephone Conference. Members of the Board of Directors or any committee designated thereby may participate in any meeting of such Board or Committee by means of conference telephone or similar communications equipment in which all persons participating can hear each other. Participation in a meeting pursuant to this section shall constitute presence in person at such meeting.

         Section 10. Resignation. Any director of the Corporation may resign at any time by giving written notice to the President or to the Secretary of the Corporation. The resignation of any director shall take effect at the time specified therein; and, unless otherwise specified therein, acceptance of such resignation shall not be necessary to make it effective.

         Section 11. Removal of Directors. Any director may be removed, either with or without cause, at any time, but such removal shall require the affirmative vote of the holders of a majority of all of the shares of the class of stock by whom he was elected, and the election of a director to fill the unexpired portion of the term of any director so removed shall require a vote of at least a majority of the outstanding shares of such class of stock of the Corporation.

         Section 12. Vacancies. Except as otherwise provided by statute or by these Bylaws, any vacancy in the Board of Directors caused by death, resignation, disqualification, or any other cause other than removal of stockholders, may be filled either by a majority vote of the remaining directors, though less than a quorum, or by the stockholders of the Corporation entitled to vote by class thereon at the next annual meeting or at any special meeting called for the purpose. A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office. Any directorship to be filled by reason of an increase in a number of directors may be filled by election of a majority vote of the then serving directors at any annual meeting or at a special meeting of the class of stockholders entitled to vote called for that purpose.

         Section 13. Compensation. Directors, as such, shall not receive any stated salary for their services, but by resolution of the Board of Directors a fixed sum and expenses of attendance, if any, may be allowed for attendance at each regular and special meeting of the Board. Nothing herein contained shall be construed so as to preclude any director from serving the Corporation in any other capacity and receiving compensation therefore.

         Section 14. Directors' Committees. The Board of Directors may, by resolution adopted by a majority of the directors, designate one or more committees, each committee to consist of one or more of the directors of the Corporation, which, to the extent provided in the resolution, shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the Corporation and may authorize the seal of the Corporation to be affixed to all papers which may require it. Such a committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors.

                                   ARTICLE IV

                                    Officers

         Section 1. Number. The officers of the Corporation shall be a President, one or more Vice Presidents, a Secretary, a Treasurer and such other officers as may be appointed by the Board of Directors. In addition, the Board of Directors may elect a Chairman. Any number of offices may be held by the same person.

         Section 2. Election and Term of Office. The officers shall be elected annually by the Board of Directors, and each shall hold office until the next annual election of officers and until his successor shall have been duly elected and qualified or until his death, or until he shall resign by written notice to the Corporation, or until he shall have been removed in the manner hereinafter provided. A vacancy in any office because of death, resignation, removal or for any other cause shall be filled for the unexpired portion of the term in the manner prescribed in these Bylaws for election or appointment to such office.


         Section 3. Removal. Any officer may be removed by the vote of a majority of the Board of Directors at a special meeting called for the purpose whenever in the judgment of the Board of Directors the best interests of the Corporation will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. The purpose shall be stated in a notice or waiver of notice of such meeting unless all the directors of the Corporation shall be present thereat.

         Section 4. Chairman. The Chairman of the Board of Directors, if one is elected, shall preside at all meetings of the Board or Directors and shall have and perform such other duties as from time to time may be assigned to the Chairman by the Board of Directors.

         Section 5. President. The President shall have direct charge of the management of the business operations of the Corporation, subject to general control of the Board of Directors, and shall preside at all meetings of the Board of Directors and at all meetings of the stockholders. He shall execute bonds, mortgages, and other contracts requiring the seal of the Corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the Corporation.

         Section 6. Vice Presidents. The Vice President (or, in the event that there is more than one Vice President, the Vice Presidents in the order designated at the time of their election, or in the absence of any delegation, then in the order of their election) shall perform such duties as from time to time may be assigned to him by the President or by the Board of Directors.

         Section 7. Secretary. The Secretary shall attend all meetings of the Board of Directors and all meetings of the stockholders and record all the proceedings of the meetings of the Corporation and of the Board of Directors in a book to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or President, under whose supervision he shall be. He shall have custody of the corporate seal of the Corporation and he shall have authority to affix the same to any instrument requiring it and, when so affixed, it may be attested by his signature. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by his signature.


         Section 8. Treasurer. If required by the Board of Directors, the Treasurer shall give a bond for the faithful discharge of his duties, in such sum and with such surety or securities as the Board of Directors shall determine. The Treasurer shall keep and disburse the moneys of the Corporation, as directed by the Board of Directors; shall keep correct books of account; shall render to the President and to the Board of Directors at the regular meetings thereof, or whenever requested by them, reports of financial transactions by him and of the financial condition of the Corporation; and, in general, shall perform all duties incident to the office of Treasurer.

         Section 9. Other Officers. The Corporation may have such other officers and agents as may be deemed necessary by the Board of Directors, who shall be appointed in such manner, have such duties, and hold their offices for such terms as may be determined by resolution of the Board of Directors

         Section 10. Salaries. The salaries of the officers shall be fixed from time to time by the Board of Directors, and no officer shall be prevented from receiving such salary by reason of the fact that he is also a director of the Corporation.

                                   ARTICLE V

                             Contracts and Accounts

         Section 1. Contracts, Checks, Notes, Bank Accounts, etc. All contracts and agreements authorized by the Board or Directors, and all checks, drafts, notes, bonds, bills of exchange and orders for the payment of money, shall be signed by the President, or such officer or officers or employee or employees as the Board of Directors may from time to time designate. The President, or any other officer or employee so authorized by the Board of

Directors, may enter into any contract or execute and deliver any contract or other instrument in the name and on behalf of the Corporation, and such authority may be general or confined to specific instances. Unless authorized so to do by these Bylaws or by the Board of Directors, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement, or to pledge its credit, or to render it liable pecuniary for any purpose or in any amount.

         Section 2. Deposits. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation as the Board of Directors or the President shall direct, in such banks, trust companies or other depositories as the Board of Directors may select or as may be selected by any officer or officers or agent or agents of the Corporation to whom power in that respect shall have been delegated by the Board of Directors. For the purpose of deposit, and for the purpose of collection for the account of the Corporation, checks, drafts and other orders for the payment of money that are payable to the order of the Corporation may be endorsed, assigned and delivered by any officer or agent of the Corporation.

         Section 3. General and Special Bank Accounts. The Board of Directors may from time to time authorize the opening and keeping of general and special bank accounts with such banks, trust companies or other depositories as the Board of Directors may select, or as may be selected by any officer or officers, agent or agents of the Corporation to whom power in that respect shall have been delegated by the Board of Directors. The Board of Directors may make such special rules and regulations with respect to such bank accounts, not inconsistent with the provisions of these Bylaws, as it may deem expedient.

                                   ARTICLE VI

                                 Capital Stock

         Section 1. Certificates of Stock. Every stockholder shall be entitled to have a certificate signed by, or in the name of the Corporation by, the President and the Secretary of the Corporation, certifying the number of shares of stock of the Corporation owned by him. The certificate shall be sealed with the seal of the Corporation, or a facsimile thereof. No certificate shall be issued for any share until such share is fully paid. Each certificate representing shares shall state that the Corporation is organized under the laws of the State of Delaware, the name of the person to whom issued, and the par value of each share represented by such certificate or a statement that the shares are without par value. Such certificate shall be transferable on the stock books of the Corporation in person or by attorney, but, except as hereinafter provided in the case of loss, destruction or mutilation of certificates, no transfer of stock shall be entered until the previous certificate, if any, given for the same shall have been surrendered and canceled.

         Section 2. Closing of Transfer Books. For the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders, or stockholders entitled to receive payment of any dividend, or in order to make a determination of stockholders for any proper purpose, the Board of Directors may provide that the stock transfer books shall be closed for a stated period but not to exceed, in any case, sixty (60) days. If the stock transfer books shall be closed for the purpose of determining stockholders entitled to notice of or to vote at a meeting of stockholders, such books shall be closed for at least ten (10) days immediately preceding such meeting. In lieu of closing the stock transfer books, the Board of Directors may fix in advance a date as the record for any determination of stockholders, such date in any case to be not more than sixty (60) days, and in case of a meeting of stockholders not less than ten (10) days, prior to the date upon which the particular action requiring such determination of stockholders is to be taken. If the stock transfer books are not closed and no record date is fixed for the determination of stockholders entitled to vote at a meeting thereof or to receive payment of a dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the Board of Directors declaring such dividends is adopted, as the case may be, shall be the record date for such determination of stockholders.

         Section 3. Lost, Destroyed or Mutilated Certificate. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates heretofore issued by the Corporation alleged to have been lost, destroyed or mutilated upon the making of an affidavit of that fact by the person claiming the certificates for shares to be lost or destroyed. When authorizing such issuance of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require, or to give the Corporation a bond in such sums as it may direct, as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost or destroyed.

                                  ARTICLE VII

                                   Dividends

         Section 1. Payment of Dividends. The Board of Directors may declare and the Corporation may pay dividends on its outstanding shares in cash, property, or its shares pursuant to law and subject to the provisions of its Certificate of Incorporation and Bylaws.

         Section 2. Reserves. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in their absolute discretion, deem proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for preparing or maintaining any property of the Corporation, or for such other purpose as the Board of Directors shall deem conducive to the interest of the Corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.

                                  ARTICLE VIII

                                      Seal


         The Board of Directors may provide a corporate seal, which shall be in form of a circle and shall have inscribed thereon the name of the Corporation, the years of its organization and the state of incorporation. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

                                   ARTICLE IX

                                  Fiscal Year

         The Fiscal year of the Corporation shall be as determined by the Board of Directors.

                                   ARTICLE X

                                   Amendments

         Subject to the reserved power of the stockholders to make, alter and repeal these Bylaws, these Bylaws, or any of them, may be altered, amended or repealed, or new Bylaws may be made, at any meeting of the Board of Directors, by vote of a majority of the Board of Directors, provided that the proposed action in respect thereof shall be stated in the notice or waiver of notice of such meeting or that all of the directors of the Corporation shall be present at such meeting.

                                   ARTICLE XI

                      Indemnity of Directors and Officers

         The Corporation shall indemnify its directors, officers, employees and agents and each of their respective heirs, executors and administrators, to the full extent permitted by the Delaware General Corporation Law, as amended.

         I HEREBY CERTIFY that the foregoing is a full, true and correct copy of the Bylaws of Penn Octane Corporation, a Delaware corporation, as in effect on the first day or February, 1995.

                           PENN OCTANE CORPORATION


This Proxy is solicited on behalf of the Board of Directors. The undersigned hereby appoints Jerome B. Richter and Ian T. Bothwell as proxies, each with full power of substitution, and hereby authorizes them to vote all the shares of Common Stock of Penn Octane Corporation held of record by the undersigned on April 18, 1997 at the Annual Meeting of Stockholders to be held on May 29,
1997, or any adjournment thereof, as designated below and, in their discretion, on such other matters as may properly come before the Annual Meeting or any adjournment thereof.


The Board of Directors recommends a vote FOR each of the nominees listed in Proposal No. 1 and FOR Proposals 2, 3, 4 and 5.


1. ELECTION OF DIRECTORS
   FOR all nominees listed below / /   WITHHOLD Authority
                                       to vote for all nominees listed below / / to vote for individual nominee(s) indicated below / /

(Instruction: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below.)

Jerome B. Richter, Ian T. Bothwell, Jorge R. Bracamontes, John P. Holmes, Kenneth G. Oberman, Stewart J. Paperin and John H. Robinson


2. PROPOSAL TO APPROVE AN AMENDMENT OF THE RESTATED CERTIFICATE OF INCORPORATION TO AUTHORIZE 5,000,000 SHARES OF A NEW CLASS OF
   SENIOR PREFERRED STOCK


               / / FOR      / / AGAINST     / / ABSTAIN

3. PROPOSAL TO APPROVE AN AMENDMENT TO THE BY-LAWS TO ALLOW THE
   BOARD OF DIRECTORS TO AMEND THE BY-LAWS AND TO TAKE CERTAIN
   OTHER ACTION WITHOUT THE CONSENT OF THE SHAREHOLDERS


               / / FOR      / / AGAINST     / / ABSTAIN

--------------------------------------------------------------------------------

IMPORTANT:     This Proxy is continued on the reverse side.  Please mark, sign and date the reverse side and return promptly.

                                     (continued from other side)



4. PROPOSAL TO APPROVE AND RATIFY CERTAIN TRANSACTIONS APPROVED BY THE BOARD OF DIRECTORS.


               / / FOR      / / AGAINST     / / ABSTAIN


5. PROPOSAL TO RATIFY THE APPOINTMENT OF BURTON MCCUMBER &
   PRICHARD, L.L.P. AS THE INDEPENDENT AUDITORS FOR PENN OCTANE
   CORPORATION.


               / / FOR      / / AGAINST     / / ABSTAIN


6. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING
   OR ANY ADJOURNMENT THEREOF.


This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL NOMINEES FOR ELECTION AS DIRECTORS AND "FOR" PROPOSALS 2, 3, 4 AND 5.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation or a partnership, please sign in corporate or partnership name by authorized person.



DATED:_________________, 1997         --------------------------------------
PLEASE VOTE, SIGN, DATE AND           Signature
RETURN THIS PROXY CARD USING
THE ENCLOSED ENVELOPE.                --------------------------------------
                                      Signature if held jointly

"The following pages are the consolidated financial statements of Penn Octane Corporation for the Fiscal Quarter Ended January 31, 1997 and the Fiscal Year Ended July 31, 1996 which are incorporated into the Definitive Proxy Statement by reference."

                             Penn Octane Corporation
PART I - ITEM 1
                                  BALANCE SHEET
                                   (Unaudited)

                 ASSETS                                                        January 31, 1997
         Cash                                                                   $      49,469
         Restricted cash                                                                4,685
         Trade accounts receivable                                                    464,442
         Inventories                                                                  745,977
         Prepaid expenses                                                              86,408
                                                                                -------------

                  Total current assets                                              1,350,981

         Property, plant and equipment (net of accumulated
              depreciation of $1,033,660)                                                        3,182,561
         Lease rights (net of accumulated amortization of $375,063)                   778,977
         Other noncurrent assets                                                       13,257
                                                                                -------------
                  Total assets                                                  $   5,325,776
                                                                                =============


                  LIABILITIES & STOCKHOLDERS' EQUITY

         Short-term borrowing                                                         772,552
         Current maturities of long-term debt                                       1,401,403
         Construction accounts payable                                                440,021
         Trade accounts payable                                                       554,566
         Accrued liabilities                                                          615,664
                                                                                -------------

                  Total current liabilities                                         3,784,206

         Long-term debt                                                                60,043

         Stockholders' equity
           Preferred stock-$.01 par value, 5,000,000 shares authorized;
              270,000 convertible shares issued and outstanding at
              January 31, 1997                                                          2,700
           Common stock-$.01 par value, 25,000,000 shares authorized;
              5,205,000 shares issued and outstanding at January 31, 1997              52,050
           Additional paid-in capital                                               5,954,566
           Accumulated deficit                                                  (   4,527,789)
                                                                                --------------

                  Total stockholders' equity                                        1,481,527
                                                                                -------------
                    Total liabilities and stockholders' equity                  $   5,325,776
                                                                                =============


         See Notes to Financial Statements

                          Penn Octane Corporation

                            STATEMENTS OF OPERATIONS
                                   (Unaudited)

                                                     Three Months Ended                 Six Months Ended
                                                 January 31,    January 31,        January 31,      January 31,
                                                     1997           1996               1997            1996
                                                     ----           ----               ----            ----
Revenues                                       $ 13,513,164   $  6,716,715        $ 16,059,657    $ 12,273,507

Cost of goods sold                               12,728,248      6,327,356          15,481,213      11,592,906
                                               ------------   ------------        ------------    ------------

       Gross profit                                 784,916        389,359             578,444         680,601

Selling, general and administrative expenses        466,011        402,947             893,200         728,924
                                               ------------   ------------        ------------    ------------

       Operating income (loss)                      318,905        (13,588)           (314,756)        (48,323)

Other income (expense)
       Interest income (expense)                    (69,879)       (63,501)           (123,506)       (117,862)
                                               ------------   ------------        ------------    ------------

           Net income (loss) before taxes           249,026        (77,089)           (438,262)       (166,185)

Provision for income taxes                                0              0                   0               0
                                               ------------   ------------        ------------    ------------

       Net income (loss)                            249,026   $    (77,089)       $   (438,262)   $   (166,185)
                                               ============   ============        ============    ============

       Earnings (loss)
        per common share                       $        .04          $(.02)       $       (.08)   $       (.03)
                                               ============   ============        ============    =============


       Weighted average common
         shares outstanding                       5,205,000      5,085,000           5,205,000       5,082,283
                                               ============   ============        ============    ============


See Notes to Financial Statements

                             Penn Octane Corporation

                            STATEMENTS OF CASH FLOWS
                                   (Unaudited)

                                                   Three Months Ended             Six Months Ended
                                                January 31,  January 31,      January 31,   January 31,
                                                  1997          1996             1997          1996
                                                  ----          ----             ----          ----
INCREASE (DECREASE) IN CASH
       Cash flows from operating activities:
Net income (loss)                                $ 249,026   $   (77,089)      $(438,262)      $(166,185)
Adjustments to reconcile net loss to net cash
       provided by (used in) operating
       activities:
       Depreciation and Amortization               140,094       173,299         283,963         341,820

Changes in current assets and liabilities
       Restricted cash                             495,315             0          (4,685)              0
       Trade accounts receivable                  (117,959)      (75,985)       (432,560)        (96,191)
       Interest receivable                               0           134          26,233             273
       Note receivable                                   0             0               0         100,000
       NPEG note                                         0             0               0         190,843
       Inventories                                  55,574       (94,661)       (300,926)        (94,661)
       Prepaids and other current assets            (1,579)        1,229         (19,289)         52,567
       Construction and accounts payable          (750,338)       74,217         101,422         (56,370)
       Advances from and to related party (net)          0        (8,225)              0         (47,360)
       Accrued liabilities                          (9,803)      (47,942)         64,753         (49,306)
       Other assets and liabilities, net            (7,836)            0          (7,836)              0
                                                 ----------  -----------      -----------    -----------
         Net cash provided by (used in)
         operating activities                       52,494       (55,023)       (727,187)        175,430

Cash flows from investing activities
       Capital expenditures                            (25)          247          (5,400)        (70,833)
       Other                                             0         8,759               0           7,529
                                                ----------   -----------     -----------     -----------
         Net cash provided by (used in)
         investing activities                          (25)        9,006          (5,400)        (63,574)


Cash flows from financing activities:
       Short-term borrowing                              0             0         100,000        (160,000)
       Long-term debt borrowing                          0        (2,325)        325,000          (3,842)
       Reduction in long-term debt                  (3,000)            0          (7,469)              0
       Increase (decrease) in bank overdraft             0        22,919               0           2,942
                                                ----------   -----------     -----------     -----------
         Net cash provided by (used in)
         financing activities                       (3,000)       20,574         417,531        (160,900)

           Net increase (decrease) in cash          49,469       (25,423)        315,056         (49,044)

Cash at beginning of period                              0        31,165         364,525          56,786
                                                ----------   -----------     -----------     -----------

Cash at end of period                       $       49,469   $     7,742     $    49,469     $     7,742
                                            ==============    ==========     ===========     ---========


See Notes to Financial Statements

                             Penn Octane Corporation

                          NOTES TO FINANCIAL STATEMENTS
                                   (UNAUDITED)

1.       Basis of Presentation

         The balance sheet as of January 31, 1997, the statements of operations, and statements of cash flows for the three and six months ended January 31, 1997 and 1996 have been prepared by Penn Octane Corporation (the "Company") without audit. In the opinion of management, the financial statements include all adjustments (which include only normal recurring adjustments) necessary to present fairly the financial position as of January 31, 1997 and the results of operations and cash flows for the three and six months ended January 31, 1997 and 1996.

         Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been omitted. These financial statements should be read in conjunction with the financial statements and notes thereto included in the Company's Form 10-KSB for the year ended July 31, 1996 and Form 10-QSB for the quarter ended October 31, 1996.

         Certain reclassifications have been made to prior year balances to conform to the current presentation. All reclassifications have been applied consistently to the periods presented.

2.       Earnings (Loss) per Common Share

         Earnings (loss) per share of common stock is computed based on the weighted average number of shares outstanding after giving effect to common stock equivalents. Fully diluted earnings (loss) per share of common stock assumes the conversion of preferred stock and is only presented in periods where such computation results in dilution greater that 3% of primary earnings (loss) per share of common stock.

3.       Commitments and Contingencies

         During 1994, the Company entered into discussions with International Bank of Commerce-Brownsville, a Texas state banking association (IBC), for a proposed letter of credit, term loan, and working capital financing. In anticipation of receiving funding, the Company executed various documents including a Security Agreement dated July 1, 1994, assigning and granting to IBC a security interest in substantially all of the Company's business and assets, including its pipeline lease agreement, its leased land at the Port of Brownsville, its terminal facilities and related equipment, inventories and all contracts and accounts receivable.

         Beginning July 1, 1994, IBC advanced to the Company directly or made payments directly to certain of the Company's creditors a total of $1,507,552 against the collateral. On August 5, 1994, IBC notified the

         Company that it would not honor certain of the Company's checks but would continue to honor its irrevocable letters of credit issued on behalf of the Company.

         On August 24, 1994 the Company filed an Original Petition and Application for Injunctive Relief against IBC seeking: (1) either enforcement of a credit facility between the Company and IBC or a release of the Company's collateral consisting of significantly all of the Company's business and assets; (2) declaratory relief with respect to the credit facility; and
         (3) an award for damages and attorney's fees.

         In response to the Company's request for injunctive relief, IBC filed a motion on August 29, 1994 to compel arbitration and to stay the proceedings. On September 12, 1994, a State District Court in Cameron County, Texas, signed an order compelling the Company and IBC to resolve all of the Company's claims against IBC in final arbitration. The arbitration was conducted through the American Arbitration Association, Commercial Arbitration No. B 70 148 0133 94 A.

         On November 3, 1994, IBC filed a Responsive Pleading in Arbitration alleging that there was no loan agreement between the Company and IBC. In addition, IBC requested that the arbitrators declare that IBC was not liable to the Company as alleged, and that IBC was entitled to an award of $25,000,000 for Business Disparagement/Defamation and $100,000,000 in Punitive Damages plus reasonable attorney's fees.

         On November 7, 1994, the Company and IBC agreed to a partial release of certain collateral (accounts receivable) after the Company made cumulative payments through that date to IBC totaling $800,000. The remaining unpaid balance to IBC at that date totaled $672,552, excluding interest ($30,448) and fees ($39,853).

         On May 5, 1995, IBC filed a First Amended Responsive Pleading in Arbitration again alleging there was no loan agreement between the Company and IBC and requesting damages in excess of $750,000 plus $3,500,000 for Business Disparagement/Defamation plus an amount of Punitive Damages to be determined by the trier of fact.

         The arbitration hearing, held before a panel of three neutral arbitrators, commenced on July 19, 1995, and concluded on August 2, 1995. On October 10, 1995, the Company received notification of the Award of Arbitrators (Award) which called for IBC to pay to the Company the sum of (a) $3,246,754 for Breach of Contract and (b) attorneys' fees of $568,000. In addition, the Award stated that IBC was entitled to an offset of (a) the sum of $804,016 and (b) attorneys' fees of $200,000 on IBC's counterclaim against the Company for Breach of Contract. Both parties' awards accrue post-award interest at 9.75%

         compounded annually.

         On February 28, 1996, after hearing and denying IBC-Brownsville's motion to vacate the arbitration award, the following judgment was ordered:

                  International Energy Development Corporation n/k/a Penn Octane Corporation shall have a judgment against International Bank of Commerce-Brownsville in the sum of $2,810,737, plus post-award interest at a rate of 9.75% compounded annually to begin running 10 days after the date this award was signed by the requisite number of arbitrators (September 21, 1995) to the entry of this Judgment and thereafter at the statutory rate (10%).

                  Upon the entry of this Judgment International Bank of Commerce-Brownsville shall release all collateral transferred to it by International Energy Development Corporation n/k/a Penn Octane Corporation.

                  The Court further orders that International Energy Development Corporation n/k/a Penn Octane Corporation shall have and recover from International Bank of Commerce-

                  Brownsville attorneys' fees in the sum of $100,000 for services rendered in pursuing the entry of Judgment in this case, together with interest at the statutory rate from date of entry of this Judgment until paid and conditionally $7,500 for any appeal to the Court of Appeals and $5,000 for any appeal to the Texas Supreme Court and $2,500 in the event Writ is granted by the Supreme Court.

         On June 3, 1996, IBC-Brownsville filed an appeal, but the Company continues to believe that the judgment is final, binding, collectible and will resolve the litigation with IBC-Brownsville. The financial statements do not include any adjustments reflecting the gain contingency (the Award), net of attorneys' fees, or the offset (principal and interest). Short-term borrowing of $672,552 reflects the principal amount of the offset. The Award will be accounted for when it is actually realized and the offset will be accounted for at such time as IBC-Brownsville has exhausted all appeals.

         On April 18, 1996, the Company reached agreement to accept $400,000 to settle a lawsuit it filed in October 1995 against a bank related to IBC-Brownsville (related Bank). As part of the settlement agreement, the parties executed mutual releases from future claims related to the IBC-Brownsville litigation. Additionally, the defendant provided an indemnity agreement to the Company against future claims from IBC-Brownsville. The amount is recorded in the statement of operations for the year ended July 31, 1996.

         On June 26, 1996, IBC-Brownsville filed suit against the Company, Case No. 96-06-3502 in the 357th Judicial District Court of Cameron County alleging that the Company, in filing the judgment against IBC-Brownsville in order to clear title to its assets, slandered the name of IBC-Brownsville. IBC-Brownsville contends that the Company's judgment against them prevented them from selling certain property. IBC-Brownsville has claimed actual damages of $600,000 and requested punitive damages of $2,400,000. On September 23, 1996, the court which entered the judgment on behalf of the Company indicated in a preliminary ruling that the Company was privileged in filing the judgment to clear title to its assets. The Company believes the case to be frivolous and is a breach of the settlement agreement entered into with the related Bank. Further, the Company believes this cause of action is covered by an indemnity agreement from that related Bank.

         In connection with the IBC-Brownsville suit, IBC-Brownsville filed an appeal with the Texas Court Of Appeals on January 21, 1997. The Company responded on February 14, 1997.

4.       Purchase Commitment

         On September 26, 1996, the Company entered into a Term Sale Agreement with its main propane supplier. The agreement is for a one year period beginning on October 1, 1996. The terms of this agreement, such as pricing and volumes, mirror the terms of the Company's sales agreement with its major customer.

5.       Letters of Credit

         In January of 1996, the Company obtained a standby letter of credit in favor of a propane supplier. The standby letter of credit was for $40,000 and expired December 1, 1996. In August of 1996, the Company obtained a $40,000 standby letter of credit for another supplier. The letter of credit expired on September 30, 1996.

         In accordance with the purchase commitment discussed above, in September of 1996 the Company obtained a $625,000 letter of credit in favor of its main propane supplier. As part of the terms and conditions of this letter of credit, which was due to expire September 30, 1997, the Company executed a $625,000 demand promissory note to the issuing bank. The note was initially collateralized by a $500,000 deposit, accrues interest at the prime rate (8.25% as of October 31, 1996) plus 3%, and is guaranteed by the Company's president.

         On November 5, 1996, the Company's main propane supplier presented for payment $495,315.10, which was paid through the initial collateral deposit. As a result of the this draw down, the balance available under the letter of credit remained $625,000, and $4,685 represented the remaining balance of the collateral deposit. In early March 1997, the letter of credit and collateral was released.

         In December 1995, the Company obtained a revolving line of credit for $140,000 which was renewed in December 1996 through September 30, 1997. Interest is calculated on this credit line at the prime rate (8.25% during the six months ended January 31, 1997) plus 3%. At January 31, 1997, the outstanding balance was $100,000, which is reflected in short-term borrowings.

6.       Long-term debt

         During October, 1996, the Company issued 6.5 units in a private placement totaling $325,000 (the "Units"). Each Unit consists of (i) a Promissory Note and (ii) Common Stock Purchase Warrants (the "Warrants") to purchase Fifty Thousand (50,000) Shares of Common Stock (the "Common Stock") of the Company at an exercise price of $3.00 per share.

         The Promissory Notes accrue interest at 10% annually and are payable on November 7, 1997 (the "Payment Date"). In the event the Company receives in excess of two hundred fifty thousand ($250,000) dollars in connection with any offering of its securities prior to the Payment Date, the Company shall utilize up to one-half of the proceeds from such sale to satisfy the Promissory Note. In the event such payment does not fully satisfy the Promissory Note, the Company shall pay the balance due on the Payment Date.

7.       Compressed Natural Gas:

         Wilson Acquisition Corporation

         In connection with the Company's plans to enter the compressed natural gas ("CNG") refueling business, on March 7, 1997, Wilson Acquisition Corporation ("WAC"), a newly formed wholly-owned subsidiary of the Company, and Wilson Technologies Incorporated. ("Wilson"), a leading supplier of CNG refueling stations which is engaged in the business of selling, designing, manufacturing, installing and servicing CNG refueling stations and related products for use in the CNG industry throughout the world, had entered into a Interim Operating Agreement ("Arrangement"). Under the terms of the Arrangement, effective as of February 17, 1997, WAC will be granted the right to use the Wilson name, technology and employees, subject to certain restrictions, as well as rights to perform contracts which Wilson has currently not begun to perform, in exchange for monthly payments of $84,000, and royalty payments of 5% on gross revenues. WAC will be entitled to all revenues earned by WAC and by certain businesses of Wilson commencing as of February 17, 1997. In addition, Zimmerman Holdings Inc. ("ZHI"), the parent of Wilson, has agreed to reimburse the Company for 50% of the net operating cash deficit of WAC, if any. WAC will also be entitled to use the Wilson premises as well as available inventory of Wilson in carrying out the business at a price of cost plus 10%. The Arrangement will terminate on the earlier to occur of 90 days from the date of the Arrangement or the closing of the Acquisition described below. If the Acquisition is not completed within 90 days, the Arrangement may be extended by WAC for up to three years.

         Simultaneously with Arrangement, the Company, WAC, Wilson and ZHI entered into a purchase agreement (the "Acquisition"), whereby WAC will acquire certain assets, including trademarks and licenses, and certain ongoing businesses of Wilson, including Wilson's Canadian and Mexican subsidiaries, in exchange for the assumption of certain liabilities, a $3 million contingent royalty note of WAC, a note based upon certain operating expenses issued by WAC and a $220,000 convertible debenture issued by the Company. The Acquisition is subject to several conditions, including obtaining satisfactory restructuring of all of Wilson's creditor obligations involving the consent of such creditors to the proposed Acquisition.

         Dina Dealership

         In November 1996, the Company acquired the right to a Dina dealership (the "Dealership") which was conditionally granted to Mr. Roberto Keoseyan ("Keoseyan") by Grupo Dina, S.A. de C.V., one of the largest bus and truck manufacturers in Mexico. In connection with the acquisition, the Company agreed to make certain monthly payments to Keoseyan and has agreed to issue Keoseyan 100,000 warrants in the common stock of the Company once the Dealership has been officially granted to the Company.

8.       Equity

         Warrant Exchange

         During February 1997, the Company and certain prior officers the ("Officers") of the Company agreed to an exchange offer whereby the Officers, on a weighted average basis, received newly issued shares of the Company's common stock in exchange for outstanding warrants tendered (the "Exchange"). As a result of the Exchange, the Company will issue a total of 164,286 shares of its common stock in exchange for receipt of 702,856 warrants.

                             Penn Octane Corporation

                                 BALANCE SHEETS

                                    July 31,

                                     ASSETS

                                                                        1996                1995
                                                                  ----------------     --------------

Current Assets

         Cash                                                        $    364,525      $      56,786

         Trade accounts receivable                                         29,463                 --

         Notes receivable from stockholder (note C)                            --            100,000

         Amount due from NPEG under Settlement
            Agreement (note M)                                                 --            779,957

         Interest receivable (note C)                                      26,233             26,728

         Inventory (note B1)                                              445,051            373,295

         Prepaid expenses                                                  47,461             15,543

         Other Current Assets                                                 349            133,589
                                                                    -------------      -------------

              Total current assets                                        913,082          1,485,898


Property, plant and equipment - net
  (notes B2 and D)                                                      3,395,150          3,357,736

Lease rights (net of accumulated amortization of
  $317,361 and $201,957) (note B2)                                        836,679            952,082

Other noncurrent assets (notes B2, C and E)                                45,421            363,671
                                                                    -------------      -------------

         Total assets                                                $  5,190,332       $  6,159,387
                                                                    =============      =============

        The accompanying notes are an integral part of these statements.

                             Penn Octane Corporation

                                    July 31,

                      LIABILITIES AND STOCKHOLDERS' EQUITY

                                                                         1996                    1995
                                                                   ---------------          --------------
Current Liabilities
         Bank Overdraft                                               $         --            $    133,133
         Amount due factor (note N)                                             --                 160,000
         Short-term borrowings (notes F and L)                             672,552                 672,552
         Current maturities of long-term debt (note I)                      83,871                  87,558
         Construction payables (note H)                                    609,107               1,530,445
         Accounts payable - trade                                          284,057                 564,026
         Advances from related parties (note C)                                 --                  67,977
         Accrued liabilities                                               560,912                 523,190
                                                                       -----------             -----------

                  Total current liabilities                              2,210,499               3,738,881

Long-term debt, net of current maturities (note I)                       1,060,044                  94,609
                                                                       -----------             -----------

                  Total liabilities                                      3,270,543               3,833,490

Commitments and contingencies (Notes C and L)                                   --                      --

Stockholders' Equity (notes J and K)
  Preferred stock-$.01 par value, 5,000,000 shares
     authorized; 270,000 convertible shares issued
     and outstanding at July 31, 1996 and 1995                               2,700                   2,700
  Common stock-$.01 par value, 25,000,000
     shares authorized; 5,205,000 and 5,065,000
     shares issued and outstanding at July 31, 1996
     and 1995, respectively                                                 52,050                  50,650
  Additional paid-in capital                                             5,954,565               5,637,965
  Accumulated deficit                                                  ( 4,089,526)            ( 3,365,418)
                                                                       -----------             -----------

         Total stockholders' equity                                      1,919,789               2,325,897
                                                                       -----------             -----------

           Total liabilities and stockholders' equity                 $  5,190,332            $  6,159,387
                                                                       ===========             ===========

                             Penn Octane Corporation

                            STATEMENTS OF OPERATIONS

                              Years ended July 31,

                                                                          1996                  1995
                                                                      --------------        --------------

Sales (note A)                                                           $26,270,673           $14,787,467

Cost of sales                                                             24,978,265            14,615,431
                                                                          ----------            ----------

         Gross profit                                                      1,292,408               172,036

Selling, general and administrative expenses                               2,237,402             1,854,600
                                                                          ----------            ----------

         Operating loss                                                     (944,994)           (1,682,564)

Gain on sale of option (note M)                                               10,886               722,212

Award from litigation (note L)                                               400,000                     -

Other income                                                                  65,447                     -

Interest expense, net                                                    (   255,447)           (1,087,137)
                                                                          -----------           -----------

         Net loss                                                        $(  724,108)          $(2,047,489)
                                                                          ===========           ==========

Loss per common share (note B4)                                          $(     0.14)          $(     0.47)
                                                                          ==========            ==========

Weighted average common shares outstanding                                 5,130,191             4,340,632
                                                                          ==========            ==========

        The accompanying notes are an integral part of these statements.

                             Penn Octane Corporation

                        STATEMENT OF STOCKHOLDERS' EQUITY

                   For the years ended July 31, 1995 and 1996


                                           Preferred Stock                  Common Stock
                                           ---------------                  ------------


                                         Shares          Amount          Shares         Amount
                                         ------          ------          ------         ------

Balance at August 1, 1994               300,000       $   3,000        3,750,000    $   37,500

Issuance of common stock on
September 29, 1994 to
stockholder for partial payment on
promissory note                                                          300,000         3,000

Issuance of common stock on
January 31, 1995 to stockholder
for payment on promissory note
                                                                         300,000         3,000

Issuance of common stock on
March 1, 1995 for cancellation of
commission agreement
                                                                         200,000         2,000

Issuance of common stock on
April 12, 1995 to stockholder in
exchange for note                                                        150,000         1,500

Issuance of common stock on
April 19, 1995 to stockholder in
exchange for note                                                        100,000         1,000

Conversion of 30,000 shares of
preferred stock to 100,000 shares
of common stock on May 15,
1995                                    (30,000)       (    300)         100,000         1,000

Issuance of common stock on July
5, 1995 in exchange for note                                             165,000         1,650

Net loss for the year                         -               -                -             -
                                        -------      ----------        ---------    ----------


Balance at July 31, 1995                270,000           2,700        5,065,000        50,650

Issuance of 40,000 shares of common
stock for services and settlement
of an accrued liability and grant
of 530,000 warrants for services                                          40,000           400

Issuance of common stock upon
exercise of warrants on February
16, 1996 in exchange for future
legal services                                                           100,000         1,000

Net loss for the year                         -               -                -             -
                                        -------      ----------        ---------    ----------

Balance at July 31, 1996                270,000      $    2,700        5,205,000    $   52,050
                                        =======      ==========        =========    ==========


                                         Additional         Retained             Total
                                           paid-in          earnings         Stockholders'
                                           capital          (deficit)           Equity
                                           -------          ---------           ------

Balance at August 1, 1994                $ 3,019,500     $(  1,317,929)       $  1,742,071

Issuance of common stock on
September 29, 1994 to
stockholder for partial payment on
promissory note                              671,137                               674,137

Issuance of common stock on
January 31, 1995 to stockholder
for payment on promissory note
                                             724,178                               727,178

Issuance of common stock on
March 1, 1995 for cancellation of
commission agreement
                                             398,000                               400,000

Issuance of common stock on
April 12, 1995 to stockholder in
exchange for note                            298,500                               300,000

Issuance of common stock on
April 19, 1995 to stockholder in
exchange for note                            199,000                               200,000


Conversion of 30,000 shares of
preferred stock to 100,000 shares
of common stock on May 15,
1995                                         (   700)                                    -

Issuance of common stock on July
5, 1995 in exchange for note                 328,350                               330,000

Net loss for the year                              -      (  2,047,489)        ( 2,047,489)
                                         -----------     -------------        ------------

Balance at July 31, 1995                   5,637,965      (  3,365,418)          2,325,897

Issuance of 40,000 shares of common
stock for services and settlement
of an accrued liability and grant
of 530,000 warrants for services             192,600                               193,000

Issuance of common stock upon
exercise of warrants on February
16, 1996 in exchange for future
legal services                               124,000                               125,000

Net loss for the year                             -       (    724,108)         (  724,108)
                                         -----------     -------------        ------------

Balance at July 31, 1996                 $ 5,954,565     $  (4,089,526)       $  1,919,789
                                         ===========     =============        ============

         The accompanying notes are an integral part of this statement.

                             Penn Octane Corporation

                            STATEMENTS OF CASH FLOWS

                              Years ended July 31,

                                                                        1996                    1995
                                                                ---------------------   -------------------
INCREASE (DECREASE) IN CASH
Cash flows from operating activities:
Net loss                                                              $   (724,108)          $ (2,047,489)
Adjustments to reconcile net loss to net cash provided by
     (used in) operating activities:
     Depreciation and amortization                                         414,412                378,431
     Amortization of lease rights and other non-current assets             656,807                173,940
     Gain on sale of option                                                (10,886)              (722,212)
     NPEG interest                                                               -                (79,957)
     Changes in current assets and liabilities:
       Trade accounts receivable                                           (29,463)               474,885
       Interest receivable                                                     495                  7,208
       Inventories                                                         (71,756)                57,208
       Prepaid expenses                                                    (19,918)               169,321
       Other current assets                                                133,240               (123,501)
       Construction and accounts payable                                (1,201,307)              (601,402)
       Advances from and to related party (net)                            (67,977)              (140,353)
       Accrued liabilities                                                 112,722                350,620
                                                                      ------------          -------------
           Net cash used in operating activities                          (807,739)            (2,103,301)

Cash flows from investing activities:
     NPEG note                                                             790,843                300,000
     Capital expenditures                                                 (451,826)               (78,518)
     Note receivable from stockholder                                      100,000                500,000
     Other                                                                   7,846                 12,874
                                                                      ------------          -------------
           Net cash provided by investing activities                       446,863                708,608

Cash flows from financing activities:
     Proceeds from:
       Long-term borrowing                                               1,000,000                ( 8,566)
       Issuance of common stock                                                  -              2,231,315
     Used for:
       Short-term borrowing                                               (160,000)              (808,482)
       Long-term, borrowing                                                (38,252)                     -
     Increase (decrease) in bank overdraft                                (133,133)                37,212
                                                                      ------------          -------------
           Net cash provided by financing activities                       668,615              1,451,479

           Net increase in cash                                            307,739                 56,786


Cash at beginning of period                                                 56,786                      -
                                                                      ------------          -------------

Cash at end of period                                                $     364,525         $       56,786
                                                                      ============          =============

Supplemental disclosures of cash flow information:
     Cash paid during the year for:
       Interest                                                      $     308,458          $     827,400
                                                                      ============           ============

Supplemental disclosures of non cash transactions:
     Common Stock issued (Note J)                                    $     318,000          $     400,000
                                                                      ============           ============

   The accompanying notes are an integral part of these financial statements.

                             Penn Octane Corporation

                          NOTES TO FINANCIAL STATEMENTS

                             July 31, 1996 and 1995

NOTE A - ORGANIZATION

     Penn Octane Corporation (the Company), was formerly International Energy Development Corporation (IEDC) and The Russian Fund, a Delaware corporation which was incorporated on August 27, 1992. On October 2l, 1993, IEDC acquired Penn Octane Corporation, a Texas corporation, (POC) whose primary asset was a liquid petroleum gas (LPG) pipeline lease agreement with Seadrift Pipeline Corporation, a subsidiary of Union Carbide Corporation. On January 6, 1995, the Board of Directors approved the change of IEDC's name to Penn Octane Corporation. The Company is engaged primarily in the business of purchasing, transporting and selling LPG. A significant portion of the sales volume since inception has been to one major customer. This customer purchases LPG at the Company's terminal in Brownsville, Texas where the customer transports the LPG across the border for distribution throughout northeastern Mexico.

     The Company was in the "development stage" until the business was established and planned principal operations commenced during the year ended July 31, 1995.

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     A summary of the significant accounting policies consistently applied in the preparation of the accompanying financial statements follows.

     1. Inventory

     Inventory is stated at the lower of cost or market. Cost is determined on a weighted average basis. Inventory consists of propane and butane gas.

     2. Property, Plant and Equipment, Lease Rights and Consulting Services Contract

     Property, plant and equipment are recorded at cost. All automobile, equipment and trailers are depreciated using the straight-line method based on their estimated useful lives and the LPG terminal is being amortized over the life of the pipeline lease as follows:

                  LPG terminal, building and leasehold
                    improvements                                   10 years
                  Automobile                                        3 years
                  Equipment                                       3-5 years
                  Trailers                                          8 years

                             Penn Octane Corporation

                          NOTES TO FINANCIAL STATEMENTS

                             July 31, 1996 and 1995

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - Continued

     2. Property, Plant and Equipment Lease Rights and Consulting Services Contract
                  - Continued

The lease rights are being amortized over 10 years. Consulting and service contracts are being amortized as follows:

                  Consulting services (see note C)           41 - 48 months
                  Financial advisory services (see note E)        12 months
                  Legal services                                  36 months

     Maintenance and repair costs are charged to expense as incurred, and renewals and improvements that extend the useful life of the assets are added to the property, plant and equipment accounts.

     The Financial Accounting Standards Board (FASB) has issued Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Live Assets and for Long-Lived Assets to be Disposed Of" (SFAS 121), to be effective for fiscal years beginning after December 15, 1995. The provisions of SFAS 121 require the Company to review long-lived assets and certain identifiable intangibles for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. If it is determined that an impairment has occurred, the amount of the impairment should be charged to operations. The application of the new standard is not expected to have a material effect on the Company's financial position as of July 31, 1997, or the results of its operations for the year then ended.

     3. Income Taxes

     The Company accounts for deferred taxes in accordance with Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" (SFAS
     109). Under the liability method specified by SFAS 109, deferred tax assets and liabilities are determined based on the difference between the financial statement and tax bases of assets and liabilities as measured by the enacted tax rates which will be in effect when these differences reverse. Deferred tax expense is the result of changes in deferred tax assets and liabilities. The principal types of differences between assets and liabilities for financial statement and tax return purposes are accumulated depreciation, start up costs, amortization of professional fees and the installment method of accounting for the sale of certain assets.

     4. Loss Per Common Share


     Loss per share of common stock is computed based on the weighted average number of shares outstanding. Warrants and shares issuable upon conversion of preferred stock have not been included in the calculation as their effect would be anti-dilutive.

                             Penn Octane Corporation

                          NOTES TO FINANCIAL STATEMENTS

                             July 31, 1996 and 1995

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - Continued

     5. Cash Equivalents

     For purposes of the cash flow statement, the Company considers cash in banks and securities purchased with a maturity of three months or less to be cash equivalents.

     6. Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires the Company to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from the estimates and assumptions used.

     7. Fair Value of Financial Instruments

     Statement of Financial Accounting Standards No. 107, "Disclosures about Fair Value of Financial Instruments" (SFAS 107) requires the disclosure of fair value information about financial instruments, whether or not recognized on the balance sheet, for which it is practicable to estimate the value. SFAS 107 excludes certain financial instruments from its disclosure requirements. Accordingly, the aggregate fair value amounts are not intended to represent the underlying value of the Company. The carrying amount of cash, cash equivalents, current receivables and payables and long-term debt approximates fair value because of the short maturity of these instruments.

     8. Reclassifications

     Certain reclassifications have been made to prior year balances to conform to the current presentation. All reclassifications have been applied consistently to the periods presented.

NOTE C - RELATED PARTIES


     Directors, Officers and Shareholders

     During the year ended July 31, 1996, POC made advances to, and received advances from, three of the Company's nine directors. At July 31, 1995, the Company owed $19,762 to a director of the Company. As of July 31, 1996, a director owed the Company a balance of $26,233 for interest on notes that the Company made to the director's related businesses. All previous loans and receivables from the director have been settled except for the interest receivable referred to above. The amount of $19,249 owed to two directors as of July 31, 1995, was repaid by March 1996.

     In March 1996 and April 1996, the Company received $500,000 loans from two shareholders. The notes bear interest at 10%, and have accrued interest of $20,833 and $15,000, respectively. No payments have been made as of July 31, 1996 (see note I).

                             Penn Octane Corporation

                          NOTES TO FINANCIAL STATEMENTS

                             July 31, 1996 and 1995

NOTE C - RELATED PARTIES - Continued

     Directors, Officers and Shareholders - Continued

     In addition, the advances of $6,866 and $22,100 owed to two shareholders as of July 31, 1995, were settled in August 1995; and the $100,000 receivable from a shareholder for the purchase of common stock as of July 31, 1995, was collected in August 1995.

     Commission Agreement

     During the year ended July 31, 1994, the Company entered into a commission agreement with a consulting firm covering a forty-one month period. The firm assisted the Company in its efforts to negotiate purchase orders with its major customer. The former chairman is related to a person in the consulting firm who had a decision making role.

     On March 1, 1995, the consulting firm, accepted 200,000 shares of the Company's common stock in lieu of any future commissions due under the original agreement signed on February 10, 1994. The stock was valued at $400,000 ($2.00 per share). The consulting firm remained liable for the services to be performed; therefore, the $400,000 was being amortized over the remaining life of the original agreement.

     The consulting firm was paid commissions of $0 and $182,667 for the years ended July 31, 1996 and 1995, respectively.


     On July 31, 1996, the Company determined that no future benefit would be derived from the consulting services contract; therefore, the remaining balance was charged to operations.

NOTE D - PROPERTY, PLANT AND EQUIPMENT

     Property, plant and equipment consists of the following as of July 31,:

                                                    1996             1995
                                                -------------   --------------

         Building                               $     173,500    $     173,500
         LPG terminal                               3,426,440        3,357,807
         Automobile and equipment                     407,020           73,827
         Leasehold improvements                       220,629          170,629
                                                 ------------     ------------
                                                    4,227,589        3,775,763

         Less:  accumulated depreciation and        (832,439)        (418,027)
                  amortization                   ------------     ------------

                                                 $  3,395,150     $  3,357,736
                                                 ============     ============

                             Penn Octane Corporation

                          NOTES TO FINANCIAL STATEMENTS

                             July 31, 1996 and 1995

NOTE E - OTHER ASSETS

     On August 25, 1995, the Company entered into a one year contract with an investment advisory firm for future financial advisory services in exchange for 20,000 shares of common stock. In February 1996, an attorney exercised his 100,000 warrants to purchase 100,000 shares of common stock for $1.25 per share in exchange for legal services for a three year period.

     At July 31, 1996, the Company determined that the attorney would not be required to render future services. The Company has retained another attorney; therefore, the remaining balance was charged to operations.

     Other assets consist of the following at July 31,:

                                                1996               1995
                                            ------------     --------------

         Consulting services                  $        -        $   400,000

                  Accumulated amortization             -         (   58,536)

         Other noncurrent assets                  45,421             22,207
                                              ----------        -----------

                                              $   45,421        $   363,671
                                              ==========        ===========

NOTE F - SHORT-TERM BORROWING

     The Company had short-term borrowings of $672,552 from International Bank of Commerce-Brownsville as of July 31, 1996 and 1995, respectively (see note L).

                             Penn Octane Corporation

                          NOTES TO FINANCIAL STATEMENTS

                             July 31, 1996 and 1995

NOTE G - INCOME TAXES

     At July 31, 1996, the approximate amount of net operating loss carryforwards and expiration dates for U.S. income tax purposes were as follows:

     Expiration date of Loss                         Tax Loss
          Carryforward                             Carryforward
     -----------------------                      --------------
              2009                                $     930,000
              2010                                    2,370,000
                                                   ------------
                                                   $  3,300,000

     Deferred tax assets and liabilities were as follows as of July 31,:


                                                        1996                                  1995
                                              -----------------------------         ---------------------------
                                              Assets            Liabilities         Assets          Liabilities
                                              ------            -----------         ------          -----------

     Depreciation of premises and             $   20,000         $       -        $   14,000        $       -
       equipment

     Capitalized start-up costs                    5,000                 -             7,000                -

     Installment sale of NPEG option                   -                 -                 -          160,000

     Bad debt reserve                             11,000                 -                 -                -

     Amortization of professional fees           112,000                 -                 -                -

     Deferred compensation expense                12,000                 -                 -                -

     Net operating loss carryforward           1,122,000                 -         1,220,000                -
                                               ---------         ---------        ----------        ---------

                                               1,282,000                 -         1,241,000          160,000


     Less: valuation allowance                 1,282,000                 -         1,081,000                -
                                               ---------         ---------        ----------        ---------

                                              $                  $       -        $  160,000        $ 160,000
                                              ==========         =========        ==========        =========

     Management believes that the valuation allowance reflected above is warranted because of the uncertainty that sufficient taxable income will be generated in future taxable years by the Company to absorb the entire amount of such net operating losses.

                             Penn Octane Corporation

                          NOTES TO FINANCIAL STATEMENTS

                             July 31, 1996 and 1995

NOTE H - CONSTRUCTION PAYABLES

     As of July 31, 1995, two companies: Lauren Constructors, Inc. (Lauren) and

     Thomas G. Janik & Associates, Inc, (Janik), had filed Mechanic's and Materialmen's Liens against the Company's Brownsville terminal. The Company was in litigation with Lauren and Janik but the parties reached a settlement agreement on June 21, 1995. Under the terms of the settlement agreement, the parties agreed to stay the pending legal proceedings provided the Company adhered to an agreed-upon payment schedule. The minimum monthly payment due according to the payment schedule was $34,445, which included interest at 12% per annum. In addition, the agreement provided for additional payments related to the monthly volume of gallons of LPG sold by the Company through its Brownsville Terminal. At July 31, 1996, the principal amount owed Lauren and Janik was $360,145 and $77,689, respectively. Under terms of the settlement agreement, the Company was to have made a balloon payment on August 15, 1996, for the remaining balance due. Because the Company had complied with all other terms and conditions of the settlement agreement and had made combined principal and interest payments of $984,480 to Lauren and Janik, the parties agreed to extend the settlement agreement to April 14, 1997, under substantially similar terms and conditions. In exchange for this extension, the Company made an immediate lump sum payment of approximately $50,000 and will execute a promissory note for the remaining balance due. In addition, the Company will provide Lauren and Janik a first lien position on the improvements at the Brownsville terminal and a mortgagee's title policy for the full amount of the principal and accrued interest remaining due. If the entire amount due Lauren and Janik is not paid by April 14, 1997, the Company would be considered to be in breach of the agreement and the interest rate would escalate to 18% or the maximum rate allowed by law, whichever is lower.

                             Penn Octane Corporation

                          NOTES TO FINANCIAL STATEMENTS

                             July 31, 1996 and 1995

NOTE I - LONG-TERM DEBT

Long-term debt consists of the following at July 31,:


                                                                            1996                        1995
                                                                  ------------------------    -----------------------


     Contract for Bill of Sale; due in semi-annual payments
     of $22,469, including interest at 11.8%; due in October
     1998; collateralized by a building (a)                            $    143,915               $ 173,500

     Automobile loan; due in monthly payments of $831,
     including interest at 10.5%; paid in June 1996                               -                   8,667

     Subordinate note with warrants to purchase 50,000
     shares of common stock at $5.00 per share expiring
     February 28, 2001; principal due August 31, 1997, or
     upon receipt of proceeds from secondary equity offering
     in the minimum amount of $5,000,000; interest at 10%
     due annually on the anniversary date of the note;
     collateralized by all tanks, pumps, equipment and other
     terminal property, and proceeds from a judgment or
     settlement of litigation                                               500,000                       -

     Subordinate note with warrants to purchase 50,000
     shares of common stock at $5.00 per share expiring
     April 11, 2001; principal due October 11, 1997, or upon
     receipt of proceeds from secondary equity offering in
     the minimum amount of $5,000,000; interest at 10% due
     annually on the anniversary date of the note;
     collateralized by all tanks, pumps, equipment and other
     terminal property and proceeds from a judgment or
     settlement of litigation                                               500,000                       -
                                                                        -----------                 -----------

                                                                          1,143,915                 182,167

     Current Maturities                                                      83,871                  87,558
                                                                        -----------                 -----------

                                                                       $  1,060,044               $  94,609
                                                                        ===========                 ===========

(a) The first scheduled payment of $22,469 toward the purchase of the building was made in May 1996. Six monthly payments of $3,000 made beginning in February 1996, apply toward the second semi-annual payment. This payment schedule of $3,000 per month was approved by Brownsville Navigation District.


Schedules maturities are as follows:

     Year ending July 31,

         1997              $  83,871
         1998              1,038,850
         1999                 21,194
                           $1,143,915

In December 1995, the Company obtained a revolving line of credit for $140,000 expiring on December 10, 1996. Interest is calculated on this credit line at the prime rate (8.25% in September 1996) plus 3%. At July 31, 1996, the Company did not have a balance outstanding.

                             Penn Octane Corporation

                          NOTES TO FINANCIAL STATEMENTS

                             July 31, 1996 and 1995

NOTE J - STOCKHOLDERS' EQUITY

     On September 18, 1993, the Company entered into a private placement offering for the sale of 150,000 shares of its $.01 par value, 11 % convertible non-cumulative, non-voting preferred stock at a purchase price of $10.00 per share. The preferred stock will pay semi-annual dividends upon declaration and will be convertible, at the option of the holder for a period of 5 years, into common voting shares of the Company at a conversion ratio of one share of preferred stock for 3.33 shares of common stock. Upon the expiration of the 5 year conversion period, the remaining preferred stock will automatically be converted into common shares under the aforementioned terms. The preferred stock is not redeemable by the Company.

     On September 29, 1994, the Company agreed to issue 300,000 common shares at approximately $2.25 per share in exchange for partial payment on an existing promissory note with a shareholder.

     On January 31, 1995, the Company agreed to issue 300,000 common shares at approximately $2.42 per share in exchange for full payment on an existing promissory note with a shareholder.

     Effective March 1, 1995, the Company agreed to issue 200,000 common shares at $2.00 per share to the Company's sales agent in exchange for canceling the original agreement which will expire June 30, 1998. The value assigned to the commission agreement was being amortized over the life of the original agreement (see notes C and E).

     On April 12, 1995, and April 19, 1995, the Company issued 150,000 and 100,000 common shares, respectively, at $2.00 per share to two existing shareholders in exchange for subscription agreements that were paid in full during May 1995.

     On May 15, 1995, one shareholder converted 30,000 preferred shares to 100,000 common shares.

     On July 5, 1995, the Company issued 165,000 common shares at $2.00 per share to a new shareholder in exchange for promissory notes that were paid in full as of August 23, 1995.

                             Penn Octane Corporation

                          NOTES TO FINANCIAL STATEMENTS

                             July 31, 1996 and 1995

NOTE J - STOCKHOLDERS' EQUITY - Continued

     On August 25, 1995, the Board of Directors agreed to issue 20,000 shares of common stock to an investment advisory firm as compensation for financial advisory services to be provided for a period of one year. As additional compensation, the firm will receive a "cash success" fee and common stock warrants based on capital raised (see note E).

     On February 16, 1996, the Board of Directors agreed to allow the holder of 100,000 of the Company's $1.25 per share warrants to convert the warrants into common stock in exchange for a three year retainer contract for future legal fees (see note E).

     On February 26, 1996, the Board of Directors granted 330,000 warrants to a director to purchase 330,000 shares of common stock for $2.50 per share through February 8, 2000, in exchange for advisory services during that period.

     On February 26, 1996, the Board of Directors granted 200,000 warrant to the new Chairman of the Board to purchase 200,000 shares of common stock for $2.50 per share through February 29, 2000.

     On July 16, 1996, the Board of Directors agreed to issue 20,000 shares of common stock as settlement for consulting services previously accrued during the year ended July 31, 1995.

     In October 1995, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" (SFAS 123), which establishes financial accounting and reporting standards for stock-based employee compensation plans and for transactions in which an entity issues its equity instruments to acquire goods and services from nonemployees. The Company adopted this standard during the year ended July 31, 1996.

                             Penn Octane Corporation

                          NOTES TO FINANCIAL STATEMENTS

                             July 31, 1996 and 1995

NOTE K - STOCK WARRANTS


     The following is a summary of common stock warrants outstanding:

                                                                          Price Per               Expiration
                                                  Shares                    Share                    Date
                                                -----------              ------------             ----------

Class A Granted
    August 27, 1992                               1,000,000             $        1.25             April 13, 1997
                                                -----------              ------------

Outstanding at
    July 31, 1993                                 1,000,000                      1.25

Class A Granted
    October 21, 1993                                150,000                      1.25            October 21, 1996

Class A Granted
    April 14, 1994                                  340,000                      1.25             April 13, 1998

Class A 2 for 1 split
    June 10, 1994                                 1,490,000                      1.25
                                                -----------              ------------

Outstanding at
    July 31, 1994                                 2,980,000                      1.25

Class A Granted
    July 5, 1994                                    215,000                      2.50             August 31, 1998

Class A Granted
    November 14, 1984                               255,000                      2.50             April 13, 1997

Class B Granted
    January 6, 1995                                  50,000                      7.50            October 31, 1997

Class A Granted
    May 1, 1995                                     450,000                      2.50               May 1, 1998
                                                -----------              ------------

Outstanding at
    July 31, 1995                                 3,950,000               1.25 - 7.50

                             Penn Octane Corporation

                          NOTES TO FINANCIAL STATEMENTS


                             July 31, 1996 and 1995

NOTE K - STOCK WARRANTS - Continued

                                                                                    Price Per            Expiration
                                                          Shares                      Share                 Date
                                                        -----------               ------------       -----------------

Class A Granted
    April 12, 1995;
    Issued
    September 14, 1995                                      200,000                       2.50          May 31, 1999

Class A exercised                                       (  100,000)
    February 16, 1996                                                                     1.25

Class A Granted
    February 26, 1996                                       330,000                       2.50        February 8, 2000

Class A Granted
    February 26, 1996                                       200,000                       2.50       February 29, 2000

Class A Granted
    June 6, 1996                                             50,000                       5.00       February 28, 2001

Class A Granted
    June 6, 1996                                             50,000                       5.00         April 11, 2001
                                                        -----------               ------------

Outstanding at
    July 31, 1996                                         4,680,000              $1.25 - $7.50
                                                        ===========               ============

                             Penn Octane Corporation

                          NOTES TO FINANCIAL STATEMENTS

                             July 31, 1996 and 1995

NOTE L - COMMITMENTS AND CONTINGENCIES

     Bank Litigation

     During 1994, the Company entered into discussions with International Bank of Commerce-Brownsville, a Texas state banking association, (IBC) for a proposed letter of credit, term loan, and working capital financing. In anticipation of receiving funding, the Company executed various documents including a Security Agreement dated July 1, 1994, assigning and granting to IBC a security interest in significantly all of the Company's business and assets, including its pipeline lease agreement, its leased land at the Port of Brownsville, its terminal facilities and related equipment, inventories and all contracts and accounts receivable.

     Beginning July 1, 1994, IBC advanced the Company directly or made payments directly to certain of the Company's creditors a total of $1,507,552 against the collateral. On August 5, 1994, IBC notified the Company that it would not honor certain of the Company's checks but would continue to honor its irrevocable letters of credit issued on behalf of the Company.

     On August 24, 1994, the Company filed an Original Petition and Application for Injunctive Relief against IBC seeking 1) either enforcement of the credit facility between the Company and IBC or a release of the Company's collateral consisting of significantly all of the Company's business and assets, 2) declaratory relief with respect to the credit facility and 3) an award for damages and attorney's fees.

     In response to the Company's request for injunctive relief, IBC filed a motion on August 29, 1994, to compel arbitration and to stay the proceedings. On September 12, 1994, a State District Court in Cameron County, Texas, signed an order compelling the Company and IBC to resolve all of the Company's claims against IBC in final arbitration. The arbitration was conducted through the American Arbitration Association, Commercial Arbitration No. B 70 148 0133 94 A.

     On November 3, 1994, IBC filed a Responsive Pleading in Arbitration alleging that there was no loan agreement between the Company and IBC. In addition, IBC requested that the arbitrators declare that IBC was not liable to the Company as alleged, and that IBC was entitled to an award of $25,000,000 for Business Disparagement/Defamation and $100,000,000 in Punitive Damages plus reasonable attorney's fees.

     On November 7, 1994, the Company and IBC agreed to a partial release of certain collateral (accounts receivable) after the Company made cumulative payments through that date to IBC totaling $800,000. The remaining unpaid balance to IBC at that date totaled $672,552, excluding interest ($30,448) and fees ($39,853). The release allowed the Company to obtain the accounts receivable financing discussed in note N.

     On May 5, 1995, IBC filed a First Amended Responsive Pleading in Arbitration again alleging there was no loan agreement between the Company and IBC and requesting damages in excess of $750,000 plus $3,500,000 for Business Disparagement/Defamation plus an amount of Punitive Damages to be determined by the trier of fact.

                             Penn Octane Corporation

                          NOTES TO FINANCIAL STATEMENTS

                             July 31, 1996 and 1995

NOTE L - COMMITMENTS AND CONTINGENCIES - Continued

     The arbitration hearing, held before a panel of three neutral arbitrators, commenced on July 19, 1995, and concluded on August 2, 1995. On October 10, 1995, the Company received notification of the Award of Arbitrators (Award) which called for IBC to pay to the Company the sum of (a) $3,246,754 for Breach of Contract and (b) attorneys' fees of $568,000. In addition, the Award stated that IBC was entitled to an offset of (a) the sum of $804,016 and (b) attorney's fees of $200,000 on IBC's counterclaim against the Company for Breach of Contract. Both parties' awards accrue post-award interest at 9.75% compounded annually.

     On February 28, 1996, after hearing and denying IBC-Brownsville's motion to vacate the arbitration award, the following judgment was ordered:

         International Energy Development Corporation n/k/a Penn Octane Corporation shall have a judgment against International Bank of Commerce-Brownsville in the sum of $2,810,737, plus post-award interest at a rate of 9.75% compounded annually to begin running 10 days after the date the award was signed by the requisite number of arbitrators (September 21, 1995) to the entry of this Judgment and thereafter at the statutory rate (10%).

         Upon the entry of this Judgment International Bank of Commerce-Brownsville shall release all collateral transferred to it by International Energy Development Corporation n/k/a Penn Octane Corporation.

         The Court further ordered that International Energy Development Corporation n/k/a Penn Octane Corporation shall have and recover from International Bank of Commerce Brownsville attorney's fees in the sum of $100,000 for services rendered in pursuing the entry of Judgment in this case, together with interest at the statutory rate from date of entry of this Judgment until paid and conditionally $7,500 for any appeal to the Court of Appeals and $5,000 for any appeal to the Texas Supreme Court and $2,500 in the event Writ is granted by the Supreme Court.

     On June 3, 1996, IBC-Brownsville filed an appeal, but the Company continues to believe that the judgment is final, binding, collectible and will resolve the litigation with IBC-Brownsville. The financial statements do not include any adjustments reflecting the gain contingency (the Award), net of attorney's fees, or the offset. Short-term borrowing of $672,552 reflects the principal amount of the offset. The Award will be accounted for when it is actually realized and the offset will be accounted for at the time IBC-Brownsville has exhausted all appeals.

                             Penn Octane Corporation

                          NOTES TO FINANCIAL STATEMENTS

                             July 31, 1996 and 1995

NOTE L - COMMITMENTS AND CONTINGENCIES - Continued

     On April 18, 1996, the Company reached agreement to accept $400,000 to settle a lawsuit it filed in October 1995 against a bank related to IBC-Brownsville (related Bank). As part of the settlement agreement, the parties executed mutual releases from future claims related to the IBC-Brownsville litigation. Additionally, the defendant provided an indemnity agreement to the Company against future claims from IBC-Brownsville. The amount is recorded in the statement of operations for the year ended July 31, 1996.

     On June 26, 1996, IBC-Brownsville filed suit against the Company, Case No. 96-06-3502 in the 357th Judicial District Court of Cameron County alleging that the Company, in filing the judgment against IBC-Brownsville in order to clear title to its assets, slandered the name of IBC-Brownsville. IBC-Brownsville contends that the Company's judgment against them prevented them from selling certain property. IBC-Brownsville has claimed actual damages of $600,000 and requested punitive damages of $2,400,000. On September 23, 1996, the court which entered the judgment on behalf of the Company indicated in a preliminary ruling that the Company was privileged in filing the judgment to clear title to its assets. The Company believes the case to be frivolous and is a breach of the settlement agreement entered into with the related Bank. Further, the Company believes this cause of action is covered by an indemnity agreement from that related Bank.

     Purchase Commitment

     On September 26, 1996, the Company entered into a Term Sale Agreement with its main propane supplier. The agreement is for a one year period beginning on October 1, 1996. The terms of this agreement, such as pricing and volumes, mirror the terms of the Company's sales agreement with its major customer (see note P).

     Letters of Credit

     In January of 1996, the Company obtained a standby letter of credit in favor of a propane supplier. The standby letter of credit is for $40,000 and expires December 1, 1996. In August of 1996, the Company obtained a $40,000 standby letter of credit for another supplier. The letter of credit expired on September 30, 1996.

     In accordance with the purchase commitment discussed above, in September of 1996 the Company obtained a $625,000 letter of credit in favor of its main propane supplier. As part of the terms and conditions of this letter of credit, which expires September 30, 1997, the Company executed a $625,000 demand promissory note to the issuing bank. The note is collateralized by a $500,000 deposit, accrues interest at the prime rate (8.25% in September
     1996) plus 3% and is guaranteed by the Company's president.

                             Penn Octane Corporation

                          NOTES TO FINANCIAL STATEMENTS

                             July 31, 1996 and 1995

NOTE L - COMMITMENTS AND CONTINGENCIES - Continued

       Operating Lease Commitments

     The Company has lease commitments for its pipeline, land, office space and office equipment. The pipeline lease requires fixed monthly payments of $45,834 and monthly service payments of $8,690 through March 2004. The service payments are subject to an annual adjustment based on a labor cost index and an electric power cost index. The lessor has the right to terminate the lease agreement under certain limited circumstances, which management believes are remote, as provided for in the lease agreement at specific times in the future by giving twelve months written notice. The Company can also terminate the lease at any time after the first twelve months by giving thirty days notice only if its sales agreement with its main customer is terminated. The Company can also terminate the lease at any time after the fifth anniversary date of the lease by giving twelve months notice. Upon termination by the lessor, the lessor has the obligation to reimburse the Company the lesser of 1) net book value of its liquid propane gas terminal at the time of such termination or 2) $2,000,000.

     The operating lease for the land requires semi-annual payments of $17,712 through October 1998, and gives the Company the option of one additional five year term.

     Rent expense was $688,932 and $730,011 for the years ended July 31, 1996 and 1995, respectively. As of July 31, 1996, the minimum lease payments are as follows:

              Year ending July 31,
              --------------------
                          1997                           $     732,960
                          1998                                 690,856
                          1999                                 661,668
                          2000                                 654,288
                          2001                                 654,288
                    Thereafter                               1,744,768
                                                         -------------


                                                         $   5,138,828
                                                         =============

     The Company has not made all payments required by the lease agreements. Approximately $110,000 is owed under the pipeline lease for reimbursement for repairs to the pipeline made prior to the commencement of the lease. The July 1, 1996 monthly pipeline lease payment was paid in August 1996. In addition, approximately $3,400 is owed for late fees under the land lease. Neither lessor has made demand for payment. The Company has included the amounts owed in the accompanying balance sheet as accounts payable-trade.

                             Penn Octane Corporation

                          NOTES TO FINANCIAL STATEMENTS

                             July 31, 1996 and 1995

NOTE L - COMMITMENTS AND CONTINGENCIES - Continued

     Employment Contracts

     The Company had three employment contracts with two of its executives and one former executive as of July 31, 1995. The contract with the former executive was canceled as of July 31, 1996. The Company's two remaining employment contracts expire October 31, 1996 and January 31, 2001. Aggregate compensation under employment agreements totaled $327,692 and $196,000 for the years ended July 31, 1996 and 1995, respectively. Minimum salaries under the remaining agreements will amount to $332,308 for the year ended July 31, 1997 and $300,000 per year thereafter.

NOTE M - OPTION TO ACQUIRE NATIONAL POWER EXCHANGE GROUP, INC.

     On October 30, 1994, the Company signed an agreement to sell its option to purchase National Power Exchange Group (NPEG) in exchange for a promissory note of $2,000,000 to be paid over various periods no later than January 1, 1996. A gain of $1,222,212 was recorded during the quarter ended October 31, 1994, which reflected the settlement agreement discounted by the Company's incremental borrowing rate less the funds advanced to NPEG during the fiscal year ended July 31, 1994. NPEG made a payment of $300,000 during the quarter ended January 31, 1995, and a payment of $200,000 during the quarter ended October 31, 1995. Due to uncertainties related to the timing of the financing of NPEG's power project, the Company made a provision to reduce the amount due under the settlement agreement to $779,957 at July 31, 1995. At October 31, 1995, the net amount due was $589,114. On April 5, 1996, NPEG made a final payment of $600,000. In accordance with the settlement agreement with two of the contractors, most of these funds were used to reduce construction payables (see note H).

                             Penn Octane Corporation

                          NOTES TO FINANCIAL STATEMENTS

                             July 31, 1996 and 1995

NOTE N - ACCOUNTS RECEIVABLE FACTORING AND SECURITY AGREEMENT

     On October 24, 1994, the Company entered into an Accounts Receivable Factoring and Security Agreement under which the Company submitted all invoices and was advanced funds sufficient to pay for LPG purchases. As of July 31, 1995, the Company and the factor negotiated an acceptable payoff schedule for the outstanding balance due under the agreement. The principal balance of $160,000 outstanding at July 31, 1995, was paid in August 1995.

NOTE 0 - REALIZATION OF ASSETS

     The accompanying financial statements have been prepared in conformity with generally accepted accounting principles, which contemplate continuation of the Company as a going concern. As discussed in Note A, the Company depends heavily on sales to one major customer and has no significant operating history on which to base such an assumption.

     In view of the matters described in the preceding paragraph, recoverability of a major portion of the recorded asset amounts as shown in the accompanying balance sheet is dependent upon the collection of the Award of Arbitrators or the Company's ability to obtain additional financing and to raise additional equity capital, and the success of the Company's future operations. The financial statements do not include any adjustments related to the recoverability and classification of recorded asset amounts or amounts and classification of liabilities that might be necessary should the Company be unable to continue in existence.

     To provide the Company with the ability it believes necessary to continue in existence, management is taking steps to 1) collect the Award of Arbitration, 2) increase sales to its current customers and 3) increase its customer base.

NOTE P - SUBSEQUENT EVENT

     The Company's arrangement with its major customer had expired at July 31, 1996. After two months of negotiation, a new agreement for a one year period commencing October 1, 1996 was reached on October 10, 1996. Under the terms of this agreement, the Company has committed to supply and the customer has committed to purchase a minimum monthly volume of LPG with seasonal variability. The minimum volume to be sold under this agreement exceeds the minimum volume sold under the previous arrangement.